    As filed with the Securities and Exchange Commission on January 10, 2003


================================================================================

                                                    1933 Act File No.
                                                    1940 Act File No. 811-21238


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2

[X]      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[_]      Pre-Effective Amendment No.
[_]      Post-Effective Amendment No.
                  and
[X]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]      Amendment No. 3


                         PIMCO Corporate Opportunity Fund
         (Exact Name of Registrant as Specified in Declaration of Trust)

                     c/o PIMCO Advisors Fund Management LLC
                           1345 Avenue of the Americas
                            New York, New York 10105
                    (Address of Principal Executive Offices)
                     (Number, Street, City, State, Zip Code)

                                [(800) 331-1710]
              (Registrant's Telephone Number, including Area Code)

                              Newton B. Schott, Jr.
                       c/o PIMCO Advisors Distributors LLC
                              2187 Atlantic Street
                           Stamford, Connecticut 06902
(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

                         Copies of Communications to:
                         Joseph B. Kittredge, Jr., Esq.
                                  Ropes & Gray
                             One International Place
                          Boston, Massachusetts 02110


                  Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement

                           ---------------------------

     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

     It is proposed that this filing will become effective (check appropriate box)

     [X]  when declared effective pursuant to section 8(c)

                           ---------------------------


                           CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------------------------------------------------
                                                              Proposed Maximum     Proposed Maximum
                                         Amount Being        Offering Price Per       Aggregate             Amount of
Title of Securities Being Registered      Registered                Unit           Offering Price/1/     Registration Fee
------------------------------------     ------------        ------------------    ----------------    -------------------
Preferred Shares, par value $0.00001      10 Shares             $ 25,000.00          $ 250,000.00           $ 23.00
--------------------------------------------------------------------------------------------------------------------------


/1/ Estimated solely for the purpose of calculating the registration fee.


    The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

                        PIMCO CORPORATE OPPORTUNITY FUND


                  Cross Reference Sheet Pursuant to Rule 495(a)
                        Under the Securities Act of 1933

PARTS A AND B OF PROSPECTUS*


Part A
Item No.                  Item Caption                                                 Prospectus Caption
-------                   ------------                                                 -------------------
1.                     Outside Front Cover.......................................      Outside Front Cover
2.                     Cover Pages; Other Offering Information...................      Inside Front and Outside Back Cover Page;
                                                                                       Table of Contents; Description of Preferred
                                                                                       Shares; Underwriting
3.                     Fee Table and Synopsis....................................      Prospectus Summary
4.                     Financial Highlights......................................      Not applicable
5.                     Plan of Distribution......................................      Cover Page; Outside Front Cover; Prospectus
                                                                                       Summary; Underwriting
6.                     Selling Shareholders......................................      Not Applicable
7.                     Use of Proceeds...........................................      Cover Page; Outside Front Cover; Prospectus
                                                                                       Summary; Use of Proceeds;
                                                                                       Investment Objective and Strategies;
8.                     General Description of Registrant.........................      Outside Front Cover; Prospectus Summary;
                                                                                       The Fund; Investment Objective
                                                                                       and Strategies; Principal Risks of the Fund;
                                                                                       How the Fund Manages Risk; Management of the
                                                                                       Fund; Description of Capital Structure; Anti-
                                                                                       Takeover And Other Provisions in the
                                                                                       Declaration of Trust; Repurchase of Common
                                                                                       Shares; Conversion to Open-End Fund
9.                     Management.................................................     Inside Front Cover; Prospectus Summary; How
                                                                                       the Fund Manages Risk; Management of the
                                                                                       Fund; Custodian and Transfer Agent
10.                    Capital Stock, Long-Term Debt,
                       and Other Securities.......................................     Prospectus Summary; Investment
                                                                                       Objective and Strategies;
                                                                                       Description of Preferred Shares; Tax Matters;
                                                                                       Description of Capital Structure;
                                                                                       Anti-Takeover and Other Provisions
                                                                                       in the Declaration of Trust; Repurchase of
                                                                                       Common Shares; Conversion to Open-End Fund;
11.                    Defaults and Arrears on Senior Securities..................     Not Applicable
12.                    Legal Proceedings..........................................     Legal Matters
13.                    Table of Contents of Statement of Additional Information...     Table of Contents for the Statement of
                                                                                       Additional Information


Part B                                                                    Statement of Additional
Item No.            Item Caption                                        Information Caption
--------            ------------                                        -------------------
14.                Cover Page.......................................     Cover Page
15.                Table of Contents................................     Table of Contents
16.                General Information and History..................     Not Applicable
17.                Investment Objective and Policies................     Investment Objective and Policies; Investment
                                                                         Restrictions
18.                Management.......................................     Management of the Fund;
                                                                         Investment Manager and Portfolio Manager
19.                Control Persons and Principal
                   Holders of Securities............................     Management of the Fund
20.                Investment Advisory and Other Services...........     Management of the Fund; Investment Manager and
                                                                         Portfolio Manager; Custodian, Transfer Agent and
                                                                         Dividend Paying Agent; Independent Accountants; Counsel
21.                Brokerage Allocation and Other Practices.........     Portfolio Transactions; Additional Information Concerning
                                                                         the Auctions for Preferred Shares
22.                Tax Status.......................................     Distributions; Tax Matters;
23.                Financial Statements.............................     Financial Statements


--------------------
Part C

           The information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+ The information in this prospectus is not complete and may be changed. We may+ + not sell these securities until the registration statement filed with the + + Securities and Exchange Commission is effective. This prospectus is not an + + offer to sell these securities and it is not soliciting an offer to buy these+
+ securities in any state where the offer or sale is not permitted.            +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                              Subject to Completion
                Preliminary Prospectus dated [            ], 2003

PROSPECTUS                                                                  LOGO

                                  $[         ]
                        PIMCO Corporate Opportunity Fund
                          Auction Rate Preferred Shares
                            [   ] Shares, Series [   ]
                            [   ] Shares, Series [   ]
                            [   ] Shares, Series [   ]
                            [   ] Shares, Series [   ]
                            [   ] Shares, Series [   ]
                    Liquidation Preference $25,000 per share

                                  ------------

     Investment Objective. PIMCO Corporate Opportunity Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. The Fund's investment objective is to seek maximum total return through a combination of current income and capital appreciation.

     The Offering. The Fund is simultaneously offering [   ] Series [ ] Auction
Rate Preferred Shares ("Series [ ] Preferred Shares"), [   ] Series [ ] Auction
Rate Preferred Shares ("Series [ ] Preferred Shares"), [   ] Series [ ] Auction
Rate Preferred Shares ("Series [ ] Preferred Shares"), [   ] Series [ ] Auction
Rate Preferred Shares ("Series [ ] Preferred Shares") and [   ] Series [ ]
Auction Rate Preferred Shares ("Series [ ] Preferred Shares"). These shares are referred to together in this prospectus as "Preferred Shares." The Preferred Shares will not be listed on any exchange. Generally, investors may only buy and sell the Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent or in a secondary market that certain broker-dealers may maintain. These broker-dealers are not required to maintain a market in the Preferred Shares, and a secondary market, if one develops, may not provide investors with liquidity.

     Portfolio Management Strategies. The portfolio manager attempts to identify investments that provide opportunities for current income and/or capital appreciation through fundamental research, driven by independent credit analysis and proprietary analytical tools, and also uses a variety of techniques designed to control risk and minimize exposure to issues that are more likely to default or otherwise depreciate in value over time. While the Fund's relative emphasis on current income and capital appreciation will vary over time, the portfolio manager believes that under current market conditions there are relatively greater opportunities for capital appreciation through investment in income-producing securities trading at discounts from their par value due to factors particular to the specific issuer or its sector ("Discounted Securities") while also providing current income. It is expected that initially the Fund will be invested primarily in Discounted Securities. Although the number of issuers and sectors represented in the Fund's portfolio will likely change over time in response to changing market conditions, under current market conditions, the Fund would expect to employ a relatively focused strategy, generally holding securities of 30 to 50 issuers drawn primarily from those sectors that have fallen into particular market disfavor. The portfolio normally will have an average credit quality that is investment grade, although the Fund has the flexibility to invest up to 50% (measured at the time of investment) of its total assets in debt securities that are below investment grade quality. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." Due to the risks involved in investing in junk bonds and Discounted Securities, an investment in the Fund should be considered speculative.

     Limited Operating History. The Fund is a recently organized, diversified, closed-end management investment company which has been operational for less than [2] months. The common shares are listed on the New York Stock Exchange under the symbol "PTY."

     Investing in Preferred Shares involves certain risks. You should read the discussion of material risks of investing in the Fund in "Principal Risks of the Fund" beginning on page 22 of this prospectus. Certain of these risks are summarized in "Prospectus Summary -- Principal Risks of the Fund" beginning on page 5. The minimum purchase amount of the Preferred Shares is $25,000.

                                  ------------

                                                         Per Share        Total
                                                         ---------        -----
Public offering price ................................    $25,000           $
Sales load ...........................................       $              $
Estimated Offering Expenses ..........................       $              $
Proceeds to the Fund .................................       $              $

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The underwriters are offering the Preferred Shares subject to various conditions. The underwriters expect to deliver the Preferred Shares to an investor's broker-dealer, in book-entry form through the facilities of The Depository Trust Company, on or about ___________, 2003.

                                  ------------

                                 [Underwriters]

                                  ------------

              The date of this prospectus is [             ], 2003.

(continued from previous page)

     Portfolio Contents. Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its total assets in a portfolio of U.S. dollar-denominated corporate debt obligations of varying maturities and other corporate income-producing securities. These include corporate bonds, debentures, notes and other similar types of corporate debt instruments, such as corporate asset-backed securities. The rate of interest on an income-producing security may be fixed, floating or variable. The Fund may invest up to 20% of its total assets in other types of debt instruments, such as U.S. Government securities and mortgage-backed securities, and the Fund may make use of credit default swaps. The Fund cannot assure you that it will achieve its investment objective.

     The Fund will tend to focus on corporate debt obligations rated Baa or BBB when investing in the investment grade category and Ba or BB when investing in the non-investment grade category. The discount from par value at which Discounted Securities (which may be investment grade or below investment grade) trade often reflects market concerns about their credit quality, which may not be reflected in their credit ratings at the time they are purchased by the Fund. Accordingly, Discounted Securities may be more likely to be downgraded by one or more rating agencies than income-producing securities trading at or near their par value. The portfolio manager believes that these areas of the credit spectrum often offer attractive opportunities for current income and/or capital appreciation relative to associated risk.

     The Fund normally will have an intermediate average portfolio duration (i.e., within a four- to eight-year time frame). Because the prices of Discounted Securities are generally significantly more sensitive to changes in fundamental factors relating to the particular issuer or security than to changes in market interest rates, the Fund's investments in those securities will tend to make the Fund's performance more sensitive to issuer-specific changes and less sensitive to changes in interest rates than would otherwise be the case.

     The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the Preferred Shares are first issued.

     You should read this prospectus, which contains important information about the Fund, before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated (the "SAI"), containing additional information about the Fund and the Preferred Shares, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus, which means that it is part of this prospectus for legal purposes. You can review the table of contents of the SAI on page 48 of this prospectus. You may request a free copy of the SAI by calling [(877) 819-2224] or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

     Investors in Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for the Preferred Shares. The dividend rate for the initial rate period will be _____% for Series [ ] Preferred Shares, ____% for Series [ ] Preferred Shares, _____% for Series [ ] Preferred Shares, ____% for Series [ ] Preferred Shares and ____% for Series [ ] Preferred Shares. The initial rate period for the Preferred Shares is from the date of issuance through __________, 2003 for Series [ ] Preferred Shares, through __________, 2003 for Series [ ] Preferred Shares, through ________, 2003 for Series [ ] Preferred Shares, through ___________, 2003 for Series [ ] Preferred Shares and through _________, 2003 for Series [ ] Preferred Shares. For subsequent dividend periods, the Preferred Shares will pay dividends based on a rate generally set at auctions held every seven days for each series of Preferred Shares. Generally, investors may only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this prospectus. Prospective purchasers should carefully review the auction procedures described in this prospectus, and should note:

         . a buy order (called a "bid") or sell order is a commitment to buy or sell Preferred Shares based on the results of an auction; and

         . purchases and sales will be settled on the next business day after the auction.

     The Preferred Shares, which have no history of public trading, are not listed on an exchange. Broker-dealers may maintain a secondary trading market in the Preferred Shares outside of the auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the Preferred Shares will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers, and the trading price will be subject to variables to be determined at the time of the trade by such broker dealers). A general increase in the level of interest rates may have an adverse effect on the secondary market price of the Preferred Shares, and an investor that sells Preferred Shares between auctions may receive a price per share of less than $25,000.

     The Preferred Shares will be senior to the Fund's outstanding common shares of beneficial interest ("Common Shares"), which are traded on the New York Stock Exchange under the symbol "PTY". The Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The Preferred Shares also have priority over the Fund's Common Shares as to distribution of assets. See "Description of Preferred Shares." The Fund may redeem Preferred Shares as described under "Description of Preferred Shares -- Redemption." It is a condition of closing this offering that the Preferred Shares be offered with a rating of "Aaa" from Moody's Investors Service, Inc. ("Moody's).

     The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                                TABLE OF CONTENTS

                                                                                            Page
                                                                                            ----
Prospectus Summary .....................................................................     1

The Fund ...............................................................................    12

Use of Proceeds ........................................................................    12

Capitalization .........................................................................    12

Portfolio Composition ..................................................................    13

Investment Objective and Strategies ....................................................    13

Principal Risks of the Fund ............................................................    22

How the Fund Manages Risk ..............................................................    27

Description of Preferred Shares ........................................................    28

Management of the Fund .................................................................    39

Net Asset Value ........................................................................    41

Tax Matters ............................................................................    42

Description of Capital Structure .......................................................    43

Anti-Takeover and Other Provisions in the Declaration of Trust .........................    45

Repurchase of Common Shares; Conversion to Open-End Fund ...............................    46

Underwriting ...........................................................................    47

Custodian and Transfer Agent ...........................................................    47

Legal Matters ..........................................................................    47

Table of Contents for the Statement of Additional Information ..........................    48

Appendix A--Description of Securities Ratings ..........................................   A-1

      You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of the Preferred Shares in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since that date.

                               PROSPECTUS SUMMARY

     This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund's Preferred Shares. Certain of the capitalized terms used herein are defined in the Amended Bylaws (as defined below under "Asset Maintenance") . You should review the more detailed information contained in this prospectus and in the Statement of Additional Information, especially the information set forth under the heading "Principal Risks of the Fund."

The Fund ......................    PIMCO Corporate Opportunity Fund (the "Fund")
                                   is a recently organized, diversified,
                                   closed-end management investment company. The
                                   Fund commenced investment operations on
                                   December 27, 2002, upon the closing of an initial public offering of 55,500,000 Common
                                   Shares. As of ________ __, 2003, the Fund had [ ] Common Shares outstanding and total net assets of approximately $[ ]. The Fund's
                                   Common Shares are traded on the New York
                                   Stock Exchange under the symbol "PTY." See
                                   "The Fund." The Fund's principal office is located at 1345 Avenue of the Americas, New
                                   York, NY 10105, and its telephone number is [(800) 331-1710]

The Offering ..................    The Fund is offering [   ] Series [ ]
                                   Preferred Shares, [   ] Series [ ] Preferred
                                   Shares, [   ] Series [ ] Preferred Shares,
                                   [   ] Series [ ] Preferred Shares and [   ]
                                   Series [ ] Preferred Shares, each share of each series having a par value of $0.00001 and at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Fund first issues the Preferred Shares. The Preferred Shares are being offered by a group of underwriters led by _________________ (the "Underwriters").

                                   The Preferred Shares entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for the Preferred Shares. In general, except as described under "Dividends on Preferred Shares" below and "Description of Preferred Shares -- Dividends and Dividend Periods," the dividend period for each series of Preferred Shares will be seven days. The auction agent will determine the dividend rate for a particular dividend period by an auction conducted on the Business Day immediately prior to the start of that dividend period. See "Description of Preferred Shares -- The Auction."

                                   The Preferred Shares are not listed on an exchange. Instead, investors will generally buy or sell Preferred Shares in an auction by submitting orders to broker-dealers that have entered into an agreement with the auction agent.

                                   Generally, investors in Preferred Shares will not receive certificates representing ownership of their shares. The securities depository (The Depository Trust Company or any successor) (the "Securities Depository") or its nominee for the account of the investor's broker-dealer will maintain record ownership of Preferred Shares in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of Preferred Shares.

Investment Objective
and Strategies ................    Investment Objective. The Fund's investment
                                   objective is to seek maximum total return through a combination of current income and capital appreciation. The Fund attempts to achieve this objective by investing in a portfolio of U.S. dollar-denominated corporate debt obligations and other corporate income-producing securities described under "Portfolio Contents" below.

                                   Portfolio Management Strategies. In selecting investments for the Fund, Pacific Investment Management Company LLC ("PIMCO"), the Fund's portfolio manager, attempts to identify corporate debt obligations and other instruments that provide opportunities for current income and/or capital appreciation through fundamental research, driven by independent credit analysis and proprietary analytical tools. Investment decisions are based primarily on PIMCO's assessment of the issuer's credit characteristics and the position of the particular security in the issuer's capital structure, as well as PIMCO's outlook for particular industries, the economy and the corporate bond market generally. At the same time, PIMCO uses a variety of techniques, such as credit default swaps, designed to control risk and minimize the Fund's exposure to issues that are more likely to default or otherwise depreciate in value over time and detract from the Fund's overall return to investors. While the Fund's relative emphasis on current income and capital appreciation will vary over time, PIMCO believes that under current market conditions there are relatively greater opportunities for capital appreciation through investment in those income-producing securities trading at discounts from their par value due to factors particular to the specific issuer or its sector ("Discounted Securities") while also providing current income. It is expected that initially the Fund will be invested primarily in Discounted Securities.

                                   Focused Portfolio. Although the number of issuers and sectors represented in the Fund's portfolio will likely change over time in response to changing market conditions, under current market conditions, the Fund would expect to employ a relatively focused strategy, generally holding securities of 30 to 50 issuers drawn primarily from those sectors that have fallen into particular market disfavor.

                                   Duration Management. The average portfolio duration of the Fund will normally be within an intermediate range (i.e., a four- to eight-year time frame) based on PIMCO's forecast for interest rates. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. PIMCO believes that maintaining duration at a fairly stable level within this intermediate range offers the opportunity for above-average returns while limiting exposure to interest rate volatility and related risk. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio, although there is no assurance that it will do so or that such strategies will be successful. Because the prices of Discounted Securities are generally significantly more sensitive to changes in fundamental factors relating to the particular issuer or security than to changes in market interest rates, the Fund's investments in those securities will tend to make the Fund's performance more sensitive to issuer-specific changes and less sensitive to changes in interest rates than would otherwise be the case.

                                   Credit Quality. The Fund usually will attempt to maintain a portfolio with an average credit quality that is investment grade, rated at least Baa3 by Moody's or BBB- by Standard & Poor's ("S&P") based, with respect to unrated securities, on comparable credit quality determinations made by PIMCO. Average credit quality for these purposes is determined by reference to the credit- and dollar-weighted quality of corporate debt obligations and other income-producing securities in the Fund's portfolio. For example, using Moody's ratings, a bond rated Aa3 together with two bonds rated Ba3, all three of the same value, would produce an average credit quality of Baa3. Within the investment grade spectrum, the Fund will tend to focus on corporate debt obligations rated in the lowest investment grade category (Baa by Moody's or BBB by S&P). PIMCO believes that these securities, which may include Discounted Securities, often provide attractive opportunities for current income and/or capital appreciation relative to their risk of default and related credit risks. The Fund has the flexibility to invest up to 50% of its total assets in debt securities that are below investment grade quality, including unrated securities, and will normally focus these investments in the highest non-investment grade category (rated Ba by Moody's or BB by S&P). This limitation is measured at the time an investment is made, and the discount from par value at which Discounted Securities trade often reflects market concerns about their credit quality, which may not be reflected in their credit ratings at such time. PIMCO believes that this area of the non-investment grade spectrum also often offers attractive yields and/or opportunities for capital appreciation relative to associated risk. The Fund may invest up to 5% of its total assets in defaulted bonds when PIMCO believes that the issuer's potential revenues and prospects for recovery are favorable. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The Fund's exposure to credit default swaps, as measured by the notional amount of the swaps, however, will not exceed 10% of its total assets. In addition, the Fund's use of credit default swaps and certain other derivative instruments will be limited by the Fund's 20% limit on illiquid investments to the extent they are determined to be illiquid. See "The Fund's Investment Objective and Strategies--Portfolio Contents and Other Information" for a description of how the Fund treats certain investments for liquidity purposes.

                                   Independent Credit Analysis. PIMCO relies heavily on its own analysis of the credit quality and risks associated with individual debt obligations considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The individuals managing the Fund utilize this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO's assessment of their credit characteristics. This aspect of PIMCO's capabilities will be particularly important under current market conditions in light of the relatively focused nature of the Fund and the current expectation to purchase Discounted Securities.

                                   Portfolio Contents. Under normal market
                                   conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets in a portfolio of U.S. dollar-denominated corporate debt obligations of varying maturities and other corporate income-producing securities. These include corporate bonds, debentures, notes and other similar types of corporate debt instruments, such as corporate asset-backed securities, as well as preferred shares, bank loans and loan participations, commercial mortgage securities, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits and bankers' acceptances, structured notes and other hybrid instruments. Certain corporate debt instruments, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics. The Fund may invest in securities of companies with small market capitalizations. The rate of interest on an income-producing security may be fixed, floating or variable. U.S. dollar-denominated debt securities may include those issued by foreign corporations or supra-national government agencies. The Fund may invest up to 20% of its total assets in other types of debt instruments, such as U.S. Government and municipal securities; mortgage-backed securities issued on a public or private basis, including interest-only and principal-only securities, and other types of asset-backed securities; and up to 10% of its total assets in debt instruments denominated in foreign currencies (of both developed and "emerging market" countries). The Fund may invest up to 7.5% of its total assets in securities of issuers located in "emerging market" countries. As a diversified fund, the Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund will not concentrate its investments in a particular industry by investing more than 25% of its net assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

Investment Manager ............    PIMCO Advisors Fund Management LLC (the
                                   "Manager") serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Manager will receive an annual fee, payable monthly, in an amount equal to 0.60% of the Fund's average daily net assets (including assets attributable to any Preferred Shares that may be outstanding). The Manager is located at 1345 Avenue of the Americas, New York, New
                                   York 10105. Organized in 2000, the Manager provides investment management and advisory services to several closed-end and open-end investment company clients. As of December
                                   31, 2002, the Manager had approximately $ in assets under management. Allianz Dresdner
                                   Asset Management of America L.P. is the
                                   direct parent company of PIMCO Advisors
                                   Retail Holdings LLC, of which the Manager is a wholly-owned subsidiary. As of December 31, 2002, Allianz Dresdner Asset Management of
                                   America L.P. and its subsidiary partnerships, including PIMCO, had approximately $ billion in assets under management.

                                   The Manager has retained its affiliate,
                                   PIMCO, as a sub-adviser to manage the Fund's portfolio investments. See "Portfolio Manager" below.

Portfolio Manager .............    PIMCO will serve as the Fund's sub-adviser
                                   responsible for managing the Fund's portfolio investments, and is sometimes referred to herein as the "portfolio manager." Subject to the supervision of the Manager, PIMCO has full investment discretion and makes all determinations with respect to the investment of the Fund's assets.

                                   PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2002, PIMCO had approximately $ billion in assets under management.

                                   The Manager (and not the Fund) will pay a portion of the fees it receives to PIMCO in return for PIMCO's services.

Leverage ......................    The Fund expects to utilize financial
                                   leverage on an ongoing basis for investment purposes. After completion of the offering of Preferred Shares, the Fund anticipates its total leverage from the issuance of Preferred
                                   Shares will be approximately 38%. This amount may vary, but the Fund will not incur leverage (including preferred shares and other forms of leverage) in an amount exceeding 50% of its total assets. Although the Fund may in the future offer other preferred shares, the Fund does not currently intend to offer preferred shares other than Series [ ] Preferred Shares, Series [ ]
                                   Preferred Shares, Series [ ] Preferred
                                   Shares, Series [ ] Preferred Shares, and
                                   Series [ ] Preferred Shares. To the extent that the use of such additional strategies does not adversely affect the rating of the Preferred Shares, the Fund may also use a variety of additional strategies to add leverage to the portfolio, including the use of [reverse repurchase agreements,] credit default swaps and other derivative instruments, each of which will amplify the effects of leverage in the Fund's portfolio.

                                   As an alternative to Preferred Shares (during periods in which no Preferred Shares are outstanding), the Fund may incur leverage through the issuance of commercial paper or notes or other borrowings. Any Preferred Shares or borrowings will have seniority over the Common Shares.

                                   The Fund generally will not utilize leverage if it anticipates that it would result in a lower return to holders of the Fund's Common Shares ("Common Shareholders") over time than if leverage were not used. Use of financial leverage creates an opportunity for increased income for Common Shareholders, but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of net asset value and market price of the Common Shares and of dividends), and there can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. Because the fees received by the Manager and PIMCO are based on the total net assets of the Fund (including assets represented by the Preferred Shares and other leverage), the fees will be higher when leverage is utilized through the issuance of Preferred Shares, giving the Manager and PIMCO an incentive to utilize such leverage. See "Principal Risks of the Fund - Leverage Risk."

Principal Risks of the Fund .....  Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before purchasing Preferred Shares, you should consider carefully the following risks that you assume when you invest in the Fund.

                                   Risks of Investing in the Preferred Shares.
                                   Before investing in the Preferred Shares, you should consider certain risks carefully. The primary risks of investing in Preferred Shares are:

                                      .  the Fund will generally not be
                                         permitted to declare dividends or other
                                         distributions with respect to your
                                         Preferred Shares or redeem your
                                         Preferred Shares unless the Fund meets
                                         certain asset coverage requirements, as
                                         discussed in "Description of Preferred
                                         Shares -- Rating Agency Guidelines and
                                         Asset Coverage";

                                      .  if an auction fails, you may not be
                                         able to sell any or all of your
                                         Preferred Shares;

                                      .  you may receive less than the price you
                                         paid for your Preferred Shares if you
                                         sell them outside of the auction,
                                         especially when market interest rates
                                         are rising;

                                      .  a rating agency could downgrade the
                                         rating assigned to the Preferred
                                         Shares, which could affect the
                                         liquidity of your investment;

                                      .  the Fund may be forced to redeem your
                                         Preferred Shares to meet regulatory or
                                         rating agency requirements, and may
                                         voluntarily redeem your shares in
                                         certain circumstances;

                                      .  in certain circumstances the Fund may
                                         not earn sufficient income from its
                                         investments to pay dividends on
                                         Preferred Shares;

                                      .  the value of the Fund's investment
                                         portfolio may decline, reducing the
                                         asset coverage for the Preferred
                                         Shares; and

                                      .  if an issuer of a security in which the
                                         Fund invests experiences financial
                                         difficulties or defaults, or if an
                                         issuer in which the Fund invests is
                                         affected by other adverse market
                                         factors, there may be a negative impact
                                         on the income and/or asset value of the
                                         Fund's investment portfolio, which will
                                         reduce asset coverage for the Preferred
                                         Shares, making it more difficult for
                                         the Fund to pay dividends on the
                                         Preferred Shares.

                                   In addition to the risks described above, certain general risks relating to an investment in the Fund may under certain circumstances reduce the Fund's ability to pay dividends and meet its asset coverage requirements on the Preferred Shares. These risks include:

                                   Limited Operating History. The Fund is a recently organized, diversified, closed-end management investment company which has been operational for less than [2] months.

                                   Credit Risk/High Yield Risk. Credit risk is the risk that one or more debt obligations in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status. The Fund has the flexibility to invest up to 50% (measured at the time of investment) of its total assets in debt obligations that are below investment grade quality. Debt obligations of below investment grade quality (commonly referred to as "junk bonds") are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default. The prices of these lower grade obligations are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Debt obligations in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, the discount from par value at which Discounted Securities trade often reflects market concerns about their credit quality, which may not be reflected in their credit ratings at the time they are purchased by the Fund. Accordingly, Discounted Securities may be more likely to be downgraded by one or more rating agencies than income-producing securities trading at or near their par value. The downgrade of a Discounted Security may further decrease its value. Because PIMCO expects, under current market conditions, to have a relatively focused investment strategy that includes Discounted Securities, PIMCO's capabilities in this area will be particularly important. See "Investment Objective and
                                   Strategies--High Yield Securities ("Junk
                                   Bonds")" and "Principal Risks of the
                                   Fund--High Yield Risk" for additional
                                   information. Due to the risks involved in investing in junk bonds and Discounted Securities, an investment in the Fund should be considered speculative.

                                   Focused Portfolio Risk. Focusing the Fund's investments in a smaller number of issuers or related industries increases risk. Because, under current market conditions, the Fund expects to invest in 30 to 50 issuers, it may have more risk than a fund investing in a greater number of issuers, as changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value. Some of those issuers also may present substantial credit or other risks. Also, the Fund may from time to time have greater risk to the extent it invests a substantial portion of its assets in companies in related industries such as "telecommunications" or "utilities," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

                                   Interest Rate Risk. Generally, when market interest rates fall, the prices of debt obligations rise, and vice versa. Interest rate risk is the risk that the debt obligations in the Fund's portfolio will decline in value because of increases in market interest rates. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's portfolio will decline in value. The prices of longer-term debt obligations generally fluctuate more than prices of shorter-term debt obligations as interest rates change. Because the Fund will normally have an intermediate portfolio duration (i.e., a four- to eight-year time frame), the Fund's net asset value will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful. The Fund's use of leverage, as described below, will tend to increase interest rate risk. See "Principal Risks of the Fund--Interest Rate Risk" for additional information. Because the prices of Discounted Securities are generally significantly more sensitive to changes in fundamental factors relating to the particular issuer or security than to changes in market interest rates, the Fund's investments in those securities will tend to make the Fund's performance more sensitive to issuer-specific changes and less sensitive to changes in interest rates than would otherwise be the case.

                                   Issuer Risk. The value of corporate
                                   income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

                                   Leverage Risk. The Fund utilizes financial leverage for investment purposes. Leverage risk includes the risk associated with the issuance of Preferred Shares to leverage the Fund's Common Shares. The Fund may invest in credit default swaps and other derivative instruments, and may already have invested in reverse repurchase agreements (to the extent entered into prior to the issuance of the Preferred Shares), each of which instruments amplify the effects of leverage. If the dividend rate on the Preferred Shares and interest rates (if applicable) on other forms of leverage, as reset periodically, exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and to meet its asset coverage requirements on the Preferred Shares would be reduced.

                                   Because the fees received by the Manager and PIMCO are based on the total net assets of the Fund, the fees will be higher when leverage is utilized through the issuance of Preferred Shares, giving the Manager and PIMCO an incentive to utilize such leverage.

                                   Liquidity Risk. The Fund may invest up to 20% of its total assets in securities which are illiquid at the time of investment (determined using the Securities and Exchange Commission's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. Discounted Securities tend to be less liquid than securities trading closer to par.

                                   Management Risk. The Fund is subject to
                                   management risk because it is an actively managed portfolio. PIMCO and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                   Foreign (Non-U.S.) Investment Risk. The
                                   Fund's investments in foreign issuers and in securities denominated in foreign currencies involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. The value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund. Foreign settlement procedures also may involve additional risks. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of developing or "emerging market" countries.

                                   Emerging Markets Risk. Investing in
                                   securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

                                   Derivatives Risk. The Fund may utilize a variety of derivative instruments for hedging, investment or risk management purposes, such as options, futures contracts, swap agreements and short sales. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, credit risk, leveraging risk and management risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

                                   Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

                                   Mortgage-Related Risk. The Fund may invest in a variety of mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk--the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

                                   Smaller Company Risk. Although under current market conditions the Fund does not presently intend to invest a significant portion of its assets in smaller companies, as market conditions change over time, the Fund may invest more of its assets in such companies. The general risks associated with corporate income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk.

                                   Reinvestment Risk. Income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio's current earnings rate.

                                   Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of payments at future dates.

                                   Anti-Takeover Provisions. The Fund's
                                   Agreement and Declaration of Trust dated
                                   November 19, 2002 (as amended and restated, the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status or change the composition of the Board of Trustees. See "Anti-Takeover and Other Provisions in the Declaration of Trust."

                                   Market Disruption. As a result of the
                                   terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could adversely impact the Fund in general and the Preferred Shares in particular by, for example, affecting interest rates, auctions and auction participants, secondary trading, ratings, credit risk, inflation and other factors relating to securities and other financial instruments.

Trading Market ..................  The Preferred Shares will not be listed on a stock exchange. Instead, you may buy or sell
                                   Preferred Shares at a periodic auction by submitting orders to a broker-dealer that has entered into a separate agreement with the auction agent (a "Broker-Dealer") or to a broker-dealer that has entered into an agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may (but are not required to) maintain a separate secondary trading market in Preferred Shares, but may discontinue this activity at any time. You may transfer shares outside of auctions only to or through a Broker-Dealer, a broker-dealer that has entered into a separate agreement with a Broker-Dealer, or other persons as the Fund permits. There can be no assurance that a secondary trading market for the Preferred Shares will develop or, if it does develop, that it will provide holders of Preferred Shares with liquidity of investment. See "Description of Preferred Shares -- The Auction."

Ratings .........................  The Fund will issue the Preferred Shares only if the Preferred Shares have received a
                                   credit quality rating of "Aaa" from Moody's.
                                   This rating is an assessment of the capacity and the willingness of an issuer to pay preferred share obligations, and is not a recommendation to purchase, hold or sell those shares inasmuch as the rating does not comment as to the market price or suitability for a particular investor. Ratings issued by a nationally recognized statistical rating agency such as Moody's do not eliminate or mitigate the risks of investing in the Preferred Shares. This rating may be changed, suspended or withdrawn in the rating agency's discretion. See "Description of Preferred Shares-- Rating Agency Guidelines and Asset Coverage."

Dividends on
Preferred Shares ................  The table below shows the dividend rates, the dividend payment dates and the number of days for the initial rate periods on each series of Preferred Shares offered in this prospectus. For subsequent dividend periods, Preferred Shares will pay dividends based on a rate set at auctions normally held every seven days. In most instances, dividends are payable on the first Business Day following the end of the dividend period. The rate set at auction will not exceed the maximum applicable rate. See "Description of Preferred Shares-- Dividends and Dividend Periods."

                                   Dividends on Preferred Shares will be
                                   cumulative from the date the shares are first issued and will be paid out of legally available funds.

                          Initial           Date of              Dividend Payment          Subsequent
              Preferred   Dividend        Accumulation        Date for Initial Rate         Dividend        Number of Days in
               Shares       Rate         at Initial Rate             Period               Payment Date     Initial Rate Period
               ------     --------       ---------------      ---------------------       ------------     -------------------
             Series [ ]                 _________, 2003                  , 2003

             Series [ ]                 _________, 2003                  , 2003

             Series [ ]                 _________, 2003                  , 2003

             Series [ ]                 _________, 2003                  , 2003

             Series [ ]                 _________, 2003                  , 2003

                                   Notwithstanding the schedule above, the Fund may, subject to certain conditions, designate special rate periods of more than seven days. The Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends and any amounts due with respect to mandatory redemptions or optional redemptions must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from Moody's or any substitute rating agency that the proposed special dividend period will not impair such agency's then-current rating on the Preferred Shares. The dividend payment date for a special rate period will be set out in the notice designating the special rate period.

                                   The Fund may declare a special rate period under circumstances in which it believes it has the opportunity to secure an advantageous dividend rate on the Preferred Shares, although it may choose not to do so. These circumstances could include, among others (i) if the Manager believes that interest rates will rise more than market expectations over a particular period or (ii) if long-term interest and dividend rates are lower than short-term interest and dividend rates for a particular period.

Determination of Maximum
   Applicable Rates .......... Except during a non-payment period, the applicable rate for any dividend period for Preferred Shares will not be more than the maximum applicable rate attributable to such shares. The maximum applicable rate for each series of Preferred Shares will depend on the credit rating assigned to such shares and on the duration of the dividend period. The maximum applicable rate will be the applicable percentage of the reference rate. The reference rate is the applicable "AA" Financial Composite Commercial Paper Rate (for a dividend period of fewer than 184 days ) or the applicable Treasury Rate Index (for a dividend period of 184 days or more). The applicable percentage as so determined is further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers. The applicable percentage is as follows:


                                                            Applicable
                                   Moody's Credit Rating    Percentage
                                   ---------------------    ----------
                                       Aa3 or higher           150%
                                         A3 to A1              200%
                                       Baa3 to Baa1            225%
                                        Below Baa3             275%


                               There is no minimum applicable rate in respect of any dividend period. See "Description of Preferred Shares -- Dividend and Dividend Periods."

Liquidation Preference........ If the Fund is liquidated, the Fund must pay to holders of Preferred Shares $25,000 per share, plus accumulated but unpaid dividends, if any, whether or not earned or declared. See "Description of Preferred Shares -- General."

Asset Maintenance ............ Under the Fund's Second Amended and Restated
                               Bylaws (the "Amended Bylaws"), attached as
                               Appendix C to the Statement of Additional
                               Information, which establishes and fixes the rights and preferences of each series of Preferred Shares, the Fund must maintain:

                                 . asset coverage on the Preferred Shares as
                                   required by the rating agency or agencies rating the Preferred Shares, and

                                 . asset coverage of at least 200% with respect
                                   to senior securities that are stock,
                                   including the Preferred Shares, as discussed in "Description of Preferred Shares -- Rating Agency Guidelines and Asset Coverage."

                               In the event that the Fund does not maintain (or cure a failure to maintain) these coverage tests, some or all of the Preferred Shares will be subject to mandatory redemption. See "Description of Preferred Shares -- Redemption -- Mandatoy Redemption."

                               Based on the composition of the Fund's portfolio as of __________, 2003, the Fund estimates that the asset coverage of the Preferred Shares, as measured pursuant to the 1940 Act, would be approximately ____% if the Fund were to issue all of the Preferred Shares offered in this prospectus, representing approximately [ ]% of the Fund's capital (including the capital attributable to the Preferred Shares). This asset coverage will change from time to time.

Mandatory Redemption ......... If the Preferred Shares Basic Maintenance Amount
                               or the 1940 Act Preferred Shares Asset Coverage (each as defined in the Amended Bylaws and discussed in "Description of Preferred Shares -- Rating Agency Guidelines and Asset Coverage") is not maintained or restored as specified herein, the Preferred Shares will be subject to mandatory redemption, out of funds legally available therefor, at the redemption price of $25,000 per share plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date fixed for redemption. Any such redemption will be limited to the minimum number of Preferred Shares necessary to restore the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be. The Fund's ability to make such a mandatory redemption may be restricted by the provisions of the 1940 Act. See "Description of Preferred Shares--Redemption--Mandatory
                               Redemption."

Optional Redemption .......... The Preferred Shares are redeemable at the option of the Fund, as a whole or in part, on any dividend payment date (except during the initial rate period or a non-call period) at the redemption price of $25,000 per share, plus an amount equal to the accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption. See "Description of Preferred Shares--Redemption--Optional Redemption."

                               Although the Preferred Shares are subject to redemption under certain circumstances as described above and under "Description of Preferred Shares -- Redemption," the Preferred Shares may not be redeemed at a shareholder's option at net asset value, unlike the shares of an open-end mutual fund.

Voting Rights ................ The 1940 Act requires that the holders of any outstanding series of Preferred Shares and any other outstanding preferred shares, voting as a class, have the right to elect at least two trustees at all times and to elect a majority of the trustees at any time when two years' dividends on the Preferred Shares or any other preferred shares are unpaid. The holders of Preferred Shares and any other preferred shares will vote as a separate class (and, in certain circumstances, the holders of each series of Preferred Shares will vote as a separate class) on certain other matters as required under the Fund's Declaration and Amended By-Laws and under the 1940 Act. See "Description of Preferred Shares--Voting Rights," "Description of Capital Structure" and "Anti-Takeover and Other Provisions in the Declaration of Trust."
Federal Income
  Taxation ................... The distributions with respect to any series of
                               Preferred Shares (other than distributions in redemption of Preferred Shares subject to Section 302(b) of the Internal Revenue Code of 1986, as amended (the "Code")) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders receiving such distributions. The Internal Revenue Service (the "IRS") currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends as between and among its Common Shares and each series of the Preferred Shares in proportion to the total dividends paid to each class during or with respect to such year. Ordinary income dividends and dividends qualifying for the dividends received deduction will similarly be allocated between and among classes. See "Tax Matters."

Custodian, Auction Agent,
  Transfer Agent, Registrar,
  Dividend Paying Agent and
  Redemption Agent ........... State Street Bank & Trust Co. ("State Street")
                               will act as the Fund's custodian. Deutsche Bank Trust Company Americas ("Deutsche Bank") will act as auction agent, and as the transfer agent, registrar, dividend paying agent and redemption agent for the Preferred Shares.

                                    THE FUND

     The Fund is a recently organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on September 13, 2002 and is registered as an investment company under the 1940 Act. As a recently-organized entity, the Fund has a limited operating history. The Fund's principal office is located at 1345 Avenue of the Americas, New York, New York 10105, and its telephone number is [(800) 331-1710]

     The Fund commenced operations on December 27, 2002, upon the closing of an initial public offering of 55,500,000 of its Common Shares. The proceeds of such offering were approximately $793,372,500 after the payment of organizational and offering expenses. In connection with the initial public offering of the Fund's Common Shares, the underwriters were granted an option to purchase up to an additional 8,325,000 Common Shares to cover over-allotments. On ______________ __, 2002, the underwriters purchased, at a price of $_______ per Common Share, an additional _____ Common Shares of the Fund pursuant to the over-allotment option. The Fund's Common Shares are traded on the New York Stock Exchange under the symbol "PTY."


                                 USE OF PROCEEDS

     The net proceeds of the offering of Preferred Shares will be approximately
$       after payment of the estimated offering costs. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in U.S. dollar-denominated corporate debt obligations and other investments that meet its investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high quality, short-term securities.

                                 CAPITALIZATION

     The following table sets forth the unaudited capitalization of the Fund as of __________, 2003, and as adjusted to give effect to the issuance of the Preferred Shares offered hereby (including estimated offering expenses and sales load of $__________).

                                                                                             Actual          As Adjusted
                                                                                             ------          -----------
Series [  ] Preferred Shares, $0.00001 par value
       (no shares issued; __________ shares issued, as adjusted,
       at $25,000 per share liquidation preference) ....................................       $

Series [  ] Preferred Shares, $0.00001 par value
       (no shares issued; __________ shares issued, as adjusted,
       at $25,000 per share liquidation preference) ....................................       $                $____

Series [  ] Preferred Shares, $0.00001 par value
       (no shares issued; __________ shares issued, as adjusted,
       at $25,000 per share liquidation preference) ....................................       $                $____

Series [  ] Preferred Shares, $0.00001 par value
       (no shares issued; __________ shares issued, as adjusted,
       at $25,000 per share liquidation preference) ....................................       $                $____

Series [  ] Preferred Shares, $0.00001 par value
       (no shares issued; __________ shares issued, as adjusted,
       at $25,000 per share liquidation preference) ....................................       $                $____

Common Shares, $0.00001 par value, unlimited shares authorized, __________ shares outstanding ............................................................................

Undistributed net investment income ....................................................

Accumulated net realized gain/loss on investment transactions ..................

Net unrealized appreciation/(depreciation) on investments ......................
                                                                                           --------      -------
Net assets .....................................................................           $             $
                                                                                           ========      =======

                              PORTFOLIO COMPOSITION

         As of __________ __, 2003, approximately ___% of the market value of
the Fund's portfolio was invested in [    ] and approximately ___% of the market
value of the Fund's portfolio was invested in [    ]. The following table sets
forth certain information with respect to the composition of the Fund's investment portfolio as of __________ __, 2003, based on the highest rating assigned.

         Credit Rating                                                                  Value
         -------------                                                                  (000)            Percent
                                                                                        -----            -------
         AAA/Aaa* ...............................                                         $                 %

         AA/Aa ..................................                                         $                 %

         A/A ....................................                                         $                 %

         BBB/Baa ................................                                         $                 %

         BB/Ba ..................................                                         $                 %

         Unrated# ...............................                                         $                 %

         Short-Term .............................                                         $                 %

                  Total .........................                                         $                 %

         ------------
         * Includes securities that are backed by an escrow or trust containing sufficient U.S. Government securities to ensure the timely payment of principal and interest.
         # Refers to securities that have not been rated by [Moody's, S&P, or Fitch] but that have been assessed by the Manager as being of comparable credit quality to rated securities in which the Fund may invest. See "Investment Objective and Strategies."

                       INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

     The Fund's investment objective is to seek maximum total return through a combination of current income and capital appreciation. The Fund attempts to achieve this objective by investing primarily in a portfolio of U.S. dollar-denominated corporate debt obligations and other corporate income-producing securities described under "Portfolio Contents and Other Information" below. The Fund cannot assure you that it will achieve its investment objective.

Portfolio Management Strategies

     In selecting investments for the Fund, PIMCO attempts to identify corporate debt obligations and other instruments that provide opportunities for current income and/or capital appreciation through fundamental research, driven by independent credit analysis and proprietary analytical tools. Investment decisions are based primarily on PIMCO's assessment of the issuer's credit characteristics and the position of the particular security in the issuer's capital structure, in light of PIMCO's outlook for particular industries, the economy and the corporate bond market generally. At the same time, PIMCO uses a variety of techniques designed to control risk and minimize the Fund's exposure to issues that are more likely to default or otherwise depreciate in value over time and detract from the Fund's overall return to investors.

     While the Fund's relative emphasis on current income and capital appreciation will vary over time, PIMCO believes that under current market conditions there are relatively greater opportunities for capital appreciation through investment in Discounted Securities while also providing current income. The Fund cannot assure you that such securities will ultimately continue to pay current income, be paid in full at maturity or sold at par.

     Focused Portfolio. Although the number of issuers and sectors represented in the Fund's portfolio will likely change over time in response to changing market conditions, under current market conditions, the Fund would expect to employ a relatively focused strategy, generally holding securities of 30 to 50 issuers drawn primarily from those sectors that have fallen into particular market disfavor.

     Duration Management. The average portfolio duration of the Fund will normally be within an intermediate range (i.e., a four- to eight-year time frame) based on PIMCO's forecast for interest rates. PIMCO believes that maintaining duration at a fairly stable level within this intermediate range offers the opportunity for above-average returns while limiting exposure to interest rate volatility and related risk.

     Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates were to rise 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates were to fall 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio, although there is no assurance that it will do so or that such strategies will be successful. Because the prices of Discounted Securities are generally significantly more sensitive to changes in fundamental factors relating to the particular issuer or security than to changes in market interest rates, the Fund's investments in those securities will tend to make the Fund's performance more sensitive to issuer-specific changes and less sensitive to changes in interest rates than would otherwise be the case.

     Credit Quality. The Fund usually will attempt to maintain a portfolio with an average credit quality that is investment grade, rated at least Baa3 by Moody's or BBB- by S&P based, with respect to unrated securities, on comparable credit quality determinations made by PIMCO. Average credit quality for these purposes is determined by reference to the credit- and dollar-weighted quality of corporate debt obligations and other income-producing securities in the Fund's portfolio. For example, using Moody's ratings, a bond rated Aa3 together with two bonds rated Ba3, all three of the same value, would produce an average credit quality of Baa3. Within the investment grade spectrum, the Fund will tend to focus on corporate debt obligations rated in the lowest investment grade category (Baa by Moody's or BBB by S&P). PIMCO believes that these securities, which may included Discounted Securities, often provide attractive opportunities for current income and/or capital appreciation relative to their risk of default and related credit risks.

     The Fund has the flexibility to invest up to 50% (measured at the time of investment) of its total assets in debt securities that are below investment grade quality, including in unrated securities judged to be of comparable quality by PIMCO. PIMCO will normally focus these investments in the highest non-investment grade category (rated Ba by Moody's or BB by S&P). PIMCO believes that this area of the non-investment grade spectrum often offers attractive yields and/or opportunities for capital appreciation relative to associated risk. However, the Fund may invest in issuers of any credit quality (including bonds in the lowest ratings categories) if PIMCO determines that the particular obligation is undervalued or offers an attractive yield relative to its risk profile. The Fund may invest up to 5% of its total assets in defaulted bonds when PIMCO believes that the issuer's potential revenues and prospects for recovery are favorable. As described under "High Yield Securities ("Junk Bonds")" below, debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics.

     The Fund may make use of credit default swaps, although the use of credit default swaps may be limited by the Fund's restriction on illiquid investments and will be limited so that the Fund may not invest more than 10% of its total assets in credit default swaps, as measured by the notional amounts of the swaps. In using a credit default swap contract to hedge exposure to specific issuers, the Fund would pay to a counterparty a periodic stream of payments over the term of the contract provided that no event of default on a referenced debt obligation of such an issuer, such as a U.S. or foreign corporate issuer, has occurred, and in return, upon any event of default on such debt obligation, the Fund would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such debt obligation.

     Independent Credit Analysis. PIMCO relies heavily on its own analysis of the credit quality and risks associated with individual debt obligations considered for the Fund, rather than relying exclusively on rating agencies or third-party research. PIMCO has a devoted team of professionals that conducts fundamental credit research and analysis of individual issuers, industries and sectors and uses proprietary analytical tools (such as computer databases and Web-based applications) to assess and monitor credit risk. The individuals managing the Fund utilize this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO's assessment of their credit characteristics. This aspect of PIMCO's capabilities will be particularly important under current market conditions in light of the relatively focused nature of the Fund and the current expectation to purchase Discounted Securities.

Portfolio Contents and Other Information

     Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets in a portfolio of U.S. dollar-denominated corporate debt obligations of varying maturities and other corporate income-producing securities. These include corporate bonds, debentures, notes and other similar types of corporate debt instruments, such as corporate asset-backed securities, as well as preferred shares, bank loans and loan participations, commercial mortgage securities, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits and bankers' acceptances, structured notes and other hybrid instruments. Certain corporate debt instruments, such as convertible bonds, also may include the right to participate in equity appreciation, although PIMCO will generally evaluate those instruments based primarily on their debt characteristics. The Fund may invest in securities of companies with small market capitalizations. The rate of interest on an income-producing security may be fixed, floating or variable. U.S. dollar-denominated debt securities may include those issued by foreign corporations or supra-national government agencies. The principal and/or interest rate on some corporate debt instruments may be determined by reference to the performance of a benchmark asset or market, such as an index of securities, or the differential performance of two assets or markets, such as the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     The Fund may invest up to 20% of its total assets in other types of debt instruments, such as U.S. Government and municipal securities; mortgage-backed securities issued on a public or private basis, including interest-only and principal-only securities, and other types of asset-backed securities. The Fund may invest up to 10% of its total assets in debt instruments denominated in foreign currencies (of both developed and "emerging market" countries), including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund may invest up to 7.5% of its total assets in securities of issuers located in "emerging market" countries. The Fund also may utilize a variety of derivative instruments for hedging, investment and risk management purposes, such as options, futures contracts, swap agreements (including credit default swaps) and short sales, and may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sales contracts. The Fund may invest up to 20% of its total assets in illiquid securities (which is determined using the Securities and Exchange Commission's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Given the current structure of the markets for loan participations and assignments and Rule 144A securities, the Fund expects to treat these securities as illiquid, except that Rule 144A securities may be deemed liquid by PIMCO. Although structured notes are not necessarily illiquid, the Manager believes that currently most structured notes are illiquid. The Manager currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the 20% limit on illiquid investments. Subject to the foregoing limit on illiquid investments, the Fund may invest up to 10% of its total assets in credit default swaps, as measured by the notional amounts of the swaps.

     The Fund cannot change its investment objective without the approval of the holders of a "majority of the outstanding" Common Shares and any Preferred Shares voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares voting as a separate class. A "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. See "Description of Shares--Voting Rights" for additional information with respect to the voting rights of holders of Preferred Shares. The Fund may not change its policy to invest at least 80% of its total assets in corporate income-producing securities unless it provides shareholders with at least 60 days' written notice of such change.

     In addition to the issuance of Preferred Shares, the Fund may use a variety of additional strategies to add leverage to the portfolio. These include the use of credit default swaps and other derivative instruments, although the Fund's exposure to credit default swaps, as measured by the notional amount of the swaps, will not exceed 10% of its total assets. In addition, the Fund's use of credit default swaps and certain other derivative instruments will be limited by the Fund's 20% limit on illiquid investments to the extent they are determined to be illiquid. See "Principal Risks of the Fund -- Derivatives Risk" and "Principal Risks of the Fund -- Liquidity Risk."

     Upon PIMCO's recommendation, for temporary defensive purposes and in order to keep the Fund's cash fully invested, including during the period in which the net proceeds of this offering are being invested, the Fund may deviate from its investment objective and policies and invest some or all of its net assets in investments of non-corporate issuers, including high quality, short-term debt securities. The Fund may not achieve its investment objective when it does so.

     The following provides additional information regarding the types of securities and other instruments in which the Fund will ordinarily invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the

Fund is provided under "Investment Objective and Policies" in the Statement of Additional Information. The ability of the Fund to use some of the strategies discussed below and in the Statement of Additional Information, such as derivatives, is limited by the Rating Agency guidelines. See "Description of Preferred Shares -- Rating Agency Guidelines and Asset Coverage" below.

Corporate Bonds

     The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date.

High Yield Securities ("Junk Bonds")

     As noted above, the Fund has the flexibility to invest up to 50% (measured at the time of investment) of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P, or in unrated securities judged to be of comparable quality by PIMCO. These securities are sometimes referred to as "high yield" securities or "junk bonds." Investing in high yield securities involves greater risks (in particular, greater risk of default) and special risks in addition to the risks associated with investments in investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics.

     The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to economic conditions. Certain "emerging market" governments that issue high yield securities are among the largest debtors to commercial banks, foreign governments and supra-national organizations such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.

     Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to debt obligations by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The discount from par value at which Discounted Securities (which may be investment grade or below investment grade) trade often reflects market concerns about their credit quality, which may not be reflected in their credit ratings at the time they are purchased by the Fund. Accordingly, Discounted Securities may be more likely to be downgraded by one or more rating agencies than income-producing securities trading at or near their par value. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. As described above under "Portfolio Management Strategies--Independent Credit Analysis," PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a debt security may change over time. Moody's and S&P monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

     The Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on PIMCO's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Credit Default Swaps

     The Fund may enter into credit default swap contracts for hedging purposes or to add leverage to the portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund may invest up to 10% of its total assets in credit default swaps, as measured by the notional amounts of the swaps. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. The Manager currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the 20% restriction on illiquid investments.

Commercial Paper

     Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Preferred Stocks

     Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects, or to fluctuations in the equity markets.


Convertible Securities and Synthetic Convertible Securities

     The Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both debt securities and equity securities. PIMCO will generally evaluate these instruments based primarily on their debt characteristics. Although to a lesser extent than with debt obligations, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

     Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.

     Synthetic convertible securities differ from convertible securities in certain respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its debt component and its convertibility component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Bank Obligations

     The Fund may invest in certain bank obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Loan Participations and Assignments

     The Fund may invest in fixed- and floating-rate loans issued by banks and other corporations, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower. Given the current structure of the markets for loan participations and assignments, the Fund expects to treat these securities as illiquid.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

     Zero-coupon bonds pay interest only at maturing rather than at intervals during the life of the security. Like zero-coupon bonds, "step up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities ("PIKs") are debt obligations that pay "interest" in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Foreign (Non-U.S.) Investments and Currencies

     The Fund may invest some or all of its assets in U.S. dollar-denominated debt obligations of foreign corporate issuers and of supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. The Fund also may invest up to 10% of its total assets in debt instruments denominated in foreign currencies (of both developed and "emerging market" countries), including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. See "Principal Risks of the Fund--Foreign (Non-U.S.) Investment Risk."

     The U.S. dollar-denominated foreign securities in which the Fund may invest include Eurodollar obligations and "Yankee Dollar" obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

     The Fund also may invest in sovereign debt issued by foreign governments, their agencies or instrumentalities, or other government-related entities, including debt of developing or "emerging market" issuers. As a holder of sovereign debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt may be collected. The Fund also may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to realize a loss of interest or principal on any of its portfolio holdings.

     Foreign Currencies and Related Transactions. The Fund's investments in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect any investment. The Fund may engage in a variety of transactions involving foreign currencies in order to hedge against foreign currency risk, to increase exposure to a foreign currency, or to shift exposure to foreign currency fluctuations from one currency to another. For instance, the Fund may purchase foreign currencies on a spot (cash) basis and enter into forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

     Please see "Investment Objective and Policies--Foreign (Non-U.S.) Securities," "Investment Objective and Policies--Foreign Currency Transactions" and "Investment Objective and Policies--Foreign Currency Exchange-Related Securities" in the Statement of Additional Information for a more detailed description of the types of foreign investments and foreign currency transactions in which the Fund may invest and their related risks.

Derivatives

     The Fund may, but is not required to, use a variety of derivative instruments to add leverage to the portfolio, for hedging or risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts and swap agreements. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See "Principal Risks of the Fund--Derivatives Risk." Certain types of derivative instruments that the Fund may utilize with some frequency are described elsewhere in this section, including those described under "Certain Interest Rate Transactions," "Structured Notes and Related Instruments" and "Credit Default Swaps." Please see "Investment Objective and Policies--Derivative Instruments" in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments. There is no assurance that these derivative strategies will be available at any time or that PIMCO will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund is subject to certain restrictions on its use of derivative strategies imposed by guidelines of Moody's which issue ratings for Preferred Shares.

Commercial and Other Mortgage-Related and Asset-Backed Securities

     Mortgage-related securities are debt instruments which provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred.

     The Fund may invest significantly in commercial mortgage-related securities issued by corporations. These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. They may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon" payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

     Other mortgage-related securities in which the Fund may invest include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

     The Fund may invest in other types of asset-backed securities that are offered in the marketplace, including Enhanced Equipment Trust Certificates ("EETCs"). Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. EETCs tend to be less liquid than corporate bonds. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence of, or defalcation by, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

     Please see "Investment Objective and Policies--Mortgage-Related and Other Asset-Backed Securities" in the Statement of Additional Information and "Principal Risks of the Fund--Mortgage-Related Risk" in this Prospectus for a more detailed description of the types of mortgage-related and other asset-backed securities in which the Fund may invest and their related risks.

Variable and Floating Rate Securities

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. While floaters provide a certain degree of protection against rising interest rates, the Fund will participate in any decline in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by changes in the difference between such prices or interest rates, as the case may be, of the respective securities.

Delayed Funding Loans and Revolving Credit Facilities

     The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Certain Interest Rate Transactions

     In order to reduce the interest rate risk inherent in the Fund's underlying investments and capital structure, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Preferred Shares. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could pose for performance of the Common Shares as a result of leverage, and also may use these instruments for other hedging or investment purposes. The Fund may choose or be required to redeem some or all of the Preferred Shares. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. Any termination of a cap could result in a termination payment to the Fund.

Structured Notes and Related Instruments

     The Fund may invest in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     PIMCO may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund's portfolio. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Although structured instruments are not necessarily illiquid, the Manager believes that currently most structured instruments are illiquid. Like other sophisticated strategies, the Fund's use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by PIMCO, principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if PIMCO uses structured instruments to reduce the duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

U.S. Government Securities

     The Fund may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government securities include a variety of securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

Municipal Bonds

     Municipal bonds are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Like other debt obligations, municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. The types of municipal bonds in which the Fund may invest include municipal lease obligations. The Fund also may invest in securities issued by entities whose underlying assets are municipal bonds.

When Issued, Delayed Delivery and Forward Commitment Transactions

     The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. The risk is in addition to the risk that the Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund's overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

     The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Short Sales

     A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. The Fund may use short sales for investment and risk management purposes. When the Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the lender, which is usually a broker-dealer, and/or with the Fund's custodian. The Fund may not receive any payments (including interest) on its collateral. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in so-called "naked" short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost, in which case the Fund's losses could theoretically be unlimited.

     Please see "Investment Objective and Policies" in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

                           PRINCIPAL RISKS OF THE FUND

     Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before purchasing Preferred Shares, you should consider carefully the following risks that you assume when you invest in the Fund.

Risks of Investing in the Preferred Shares

     Auction Risk. You may not be able to sell your Preferred Shares at an auction if the auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those shares. If sufficient clearing bids do not exist in an auction, the Applicable Rate will be the maximum applicable rate, and in such event, owners of Preferred Shares wishing to sell will not be able to sell all, and may not be able to sell any, of such shares in the auction. As a result, your investment in Preferred Shares may be illiquid. Neither the Broker-Dealers nor the Fund is obligated to purchase Preferred Shares in an auction or otherwise, nor is the Fund required to redeem Preferred Shares in the event of a failed auction. Also, if you place bid orders (orders to retain Preferred Shares) at an auction only at a specified rate, and that bid rate exceeds the Applicable Rate set at the auction, you will not retain your Preferred Shares. If you elect to retain Preferred Shares without specifying a rate below which you would not wish to continue to hold those Preferred Shares, and the auction sets a below-market rate, you may receive a lower rate of return on your Preferred Shares than the market rate. The dividend period for the Preferred Shares may be changed by the Fund, subject to certain conditions and with notice to the holders of the Preferred Shares, which could also affect the liquidity of your investment. See "Description of Preferred Shares--The Auction."

     Ratings and Asset Coverage Risk. While it is a condition to the closing of the offering that Moody's assigns a rating of "Aaa" to the Preferred Shares, this rating will not eliminate or necessarily mitigate the risks of investing in the Preferred Shares. Moody's or another rating agency then rating the Preferred Shares could downgrade the Preferred Shares, which may make your shares less liquid at an auction or in the secondary market. If a rating agency downgrades the Preferred Shares, the Fund may (but is not required to) alter its portfolio in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. In addition, the Fund may be forced to redeem your Preferred Shares to meet regulatory or rating agency requirements. The Fund may also voluntarily redeem Preferred Shares under certain circumstances. See "Description of Preferred Shares--Redemption." The Fund may not redeem Preferred Shares if such a redemption would cause the Fund to fail to meet regulatory or rating agency asset coverage requirements, and the Fund may not declare, pay or set apart for payment any dividend or other distribution if immediately thereafter the Fund would fail to meet regulatory asset coverage requirements. In addition, as a condition to its receipt of a "Aaa" rating on the Preferred Shares, the Fund has agreed to certain investment limitations, which may restrict the Fund from making investments that PIMCO believes would benefit the

Fund. See "Description of Preferred Shares -- Rating Agency Guidelines and Asset Coverage" for descriptions of the significance and limitations of the ratings on the Preferred Shares and of the asset maintenance and other tests the Fund must meet.

     Secondary Market Risk. If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. Changes in interest rates could affect the price you would receive if you sold your shares in the secondary market, particularly if the Fund has designated a special rate period (a dividend period of more than seven days). Broker-dealers that maintain a secondary trading market (if any) for the Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. The Preferred Shares are not registered on a stock exchange or the Nasdaq Stock Market, Inc. ("NASDAQ"). If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special rate period.

     Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares and Preferred Shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem Preferred Shares to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such redemptions can be effected in time to meet the requirements of the Code. See "Tax Matters."

GENERAL RISKS OF INVESTING IN THE FUND

Limited Operating History

     The Fund is a recently organized, diversified, closed-end management investment company which has been operational for less than [2] months.

Credit Risk

     The Fund could lose money if the issuer of a debt obligation, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The discount from par value at which Discounted Securities trade often reflects market concerns about their credit quality, which may not be reflected in their credit ratings at the time they are purchased by the Fund. Accordingly, Discounted Securities may be more likely to be downgraded by one or more rating agencies than income-producing securities trading at or near their par value. The downgrade of a Discounted Security may further decrease its value.

High Yield Risk

     In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends. The Fund may invest up to 50% of its total assets in debt securities that are rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by PIMCO. Debt securities rated below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. In addition, the secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities, meaning these securities are subject to greater liquidity risk than investment grade securities. Bonds in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. Because PIMCO expects, under current market conditions, to have a relatively focused investment strategy that includes Discounted Securities, PIMCO's capabilities in this area will be particularly important.

Focused Portfolio Risk

     Focusing the Fund's investments in a smaller number of issuers or related industries increases risk. Because, under current market conditions, the Fund expects to invest in 30 to 50 issuers, it may have more risk than a fund investing in a greater number of issuers, as changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value. Some of those issuers also may present substantial credit or other risks. Also, the Fund may from time to time have greater risk to the extent it invests a substantial portion of its assets in companies in related industries such as "telecommunications" or "utilities," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Interest Rate Risk

     Interest rate risk is the risk that debt obligations (and the Fund's net assets) will decline in value because of changes in interest rates. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the Fund's net asset value will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's holdings. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's portfolio will decline in value. The Fund's use of leverage, as described below, will tend to increase interest rate risk.

     The Preferred Shares pay dividends based on short-term interest rates. The Fund will use the proceeds from the issuance of Preferred Shares to buy debt obligations, which generally pay interest based on longer-term yields. The yields on the debt obligations purchased by the Fund are typically, although not always, higher than short-term interest rates. If short-term interest rates rise, the dividend rate on the Preferred Shares may rise so that the amount of dividends paid to the holders of Preferred Shares exceeds the income from the portfolio securities purchased with the proceeds from the Preferred Shares. If long-term rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the Preferred Shares.

     The Fund may utilize certain strategies, including investments in structured notes and interest rate swaps and caps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful. See "How the Fund Manages Risk--Hedging and Related Strategies."

Reinvestment Risk

     Reinvestment risk is the risk that income from the Fund's bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Fund's net asset value or reduce asset coverage on the Preferred Shares.

Leverage Risk

     The Fund utilizes leverage on an ongoing basis for investment purposes. Leverage risk includes the risk associated with the issuance of the Preferred Shares or as applicable, the use of reverse repurchase agreements, credit default swaps and other derivative instruments in order to leverage the Common Shares. After completion of the offering of Preferred Shares, the Fund anticipates that its total leverage from the issuance of Preferred Shares will represent approximately 38% of the Fund's total assets. The precise amount of leverage used by the Fund may vary from time to time, but the Fund will not incur leverage (including preferred shares and other forms of leverage) in an amount exceeding 50% of its total assets. Although the Fund may in the future offer other preferred shares, the Fund does not currently intend to offer preferred shares other than the Preferred Shares offered in this prospectus.

     As an alternative to Preferred Shares (i.e., during periods in which no Preferred Shares are outstanding), the Fund may incur leverage through the issuance of commercial paper or notes or other borrowings. Any Preferred Shares or borrowings will have seniority over the Common Shares.

     If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and meet its asset coverage requirements on the Preferred Shares would be reduced. Because the longer-term bonds included in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this could occur even when both long-term and short-term interest rates rise. Similarly, any decline in the net asset value of the Fund's investments could result in the Fund being in danger of failing to meet its asset coverage requirements or of losing its expected "Aaa" rating on the Preferred Shares. In an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of adverse economic conditions may result in a capital loss to the Fund. There is no assurance that the Fund's leveraging strategy will be successful.

     While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will be effective. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the Fund's net asset value relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and net asset value if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

     Because the fees received by the Manager and PIMCO are based on the total net assets of the Fund, the fees will be higher when leverage is utilized through the issuance of Preferred Shares, giving the Manager and PIMCO an incentive to utilize such leverage.

Issuer Risk

     The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Smaller Company Risk

     Although under current market conditions the Fund does not presently intend to invest a significant portion of its assets in smaller companies, as market conditions change over time, the Fund may invest more of its assets in such companies. The general risks associated with corporate income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Foreign (Non-U.S.) Investment Risk

     The Fund may invest some or all of its assets in U.S. dollar-denominated debt obligations of foreign corporate issuers or supra-national government agencies. The Fund also may invest up to 10% of its total assets in debt instruments denominated in foreign currencies (of both developed and "emerging market" countries), including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund's investments in foreign issuers and in securities denominated in foreign currencies involve special risks. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage costs, custodial expenses and other fees are also generally higher than for securities traded in the United States. With respect to certain foreign countries, there is also a possibility of expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In addition, income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries.

     The value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund. The values of foreign investments and the investment income derived from them also may be affected unfavorably by changes in currency exchange control regulations. In addition, although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment, the Fund could be required to liquidate portfolio securities to make such distributions.

     Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of developing or "emerging market" countries. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, and greater than, the risks of investing in developed foreign countries.

Emerging Markets Risk

     Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Derivatives Risk

     Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may invest in a variety of derivative instruments, such as options, futures contracts, swap agreements and short sales. The Fund may use derivatives as a substitute for taking a position in an underlying debt instrument or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk, leveraging risk, the risk of ambiguous documentation, and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives also may increase the amount of taxes payable by shareholders. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Counterparty Risk

     The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Mortgage-Related Risk

     The Fund may invest in a variety of mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities held by the Fund may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk--the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature and the servicing of those assets.

Inflation Risk

     Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the Preferred Shares and distributions can decline and the dividend payments on the Fund's Preferred Shares, if any, or interest payments on Fund borrowings, if any, may increase.

Liquidity Risk

     The Fund may invest up to 20% of its total assets in securities which are illiquid at the time of investment. The term "illiquid securities" for this purpose is determined using the Securities and Exchange Commission's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when PIMCO believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Discounted Securities tend to be less liquid than securities trading closer to par and in some cases may be illiquid. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may also be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid for these purposes.

Management Risk

     The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Disruption

     As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could adversely impact the Fund in general and the Preferred Shares in particular by, for example, affecting interest rates, auctions and auction participants, secondary trading, ratings, credit risk, inflation and other factors relating to securities and other financial instruments.

Certain Affiliations

     Certain broker-dealers may be considered to be affiliated persons of the Fund, the Manager and/or PIMCO due to their possible affiliations with Allianz AG, the ultimate parent of the Manager and PIMCO. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Preferred Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.


                            HOW THE FUND MANAGES RISK

Investment Limitations

     The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations (two of which are listed below) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any preferred shares (including the Preferred Shares) voting together as a single class, and the approval of the holders of a majority of any preferred shares (including the Preferred Shares) voting as a separate class. The Fund may not:

     . Concentrate its investments in a particular "industry," as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; and

     . With respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

     The Fund would be deemed to "concentrate" its investments in a particular industry if it invested more than 25% of its net assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

     The Fund may become subject to guidelines which are more limiting than the investment restrictions set forth above and other restrictions set forth in the Statement of Additional Information in order to obtain and maintain ratings on the Preferred Shares of "Aaa" from Moody's and may become subject to additional guidelines in the future. See "Description of Preferred Shares -- Rating Agency Guidelines and Asset Coverage." The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's ability to achieve its investment objective. See "Rating Agency Guidelines," "Investment Objective and Policies" and "Investment Restrictions" in the Statement of Additional Information for information about these guidelines and a complete list of the fundamental investment policies of the Fund.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

     The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity or duration of its investment portfolio (by investing in short-term, high quality securities or implementing certain hedging strategies) or may extend the maturity of outstanding preferred shares (including the Preferred Shares). The Fund also may attempt to reduce leverage by redeeming or otherwise purchasing preferred shares (subject to any restrictions discussed under "Description of Preferred Shares - Redemption") or by reducing any holdings in other instruments that create leverage. As explained above under "Principal Risks of the Fund--Leverage Risk," the success of any such attempt to limit leverage risk depends on PIMCO's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may not be successful in managing its interest rate exposure in the manner described above.

     If market conditions suggest that additional leverage would be beneficial, the Fund may issue additional preferred shares (including Preferred Shares) or Preferred Shares that the Fund previously issued but later repurchased or utilize other forms of leverage, such as credit default swaps and other derivative instruments. The Fund's exposure to credit default swaps, as measured by the notional amount of the swaps, however, will not exceed 10% of its total assets. In addition, the Fund's use of credit default swaps and certain other derivative instruments will be limited by the Fund's 20% limit on illiquid investments to the extent they are determined to be illiquid. See "Investment Objective and Strategies--Portfolio Contents and Other Information" and "Principal Risks of the Fund--Liquidity Risk."

Hedging and Related Strategies

     The Fund may use various investment strategies designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital. For instance, the Fund may purchase credit default swap contracts for the purpose of hedging the Fund's exposure to certain issuers and, thereby, decreasing its exposure to credit risk, and it may invest in structured notes or interest rate swap or cap transactions for the purpose of reducing the interest rate sensitivity of the Fund's portfolio and, thereby, decreasing the Fund's exposure to interest rate risk. See "The Fund's Investment Objective and Strategies--Credit Default Swaps," "The Fund's Investment Objective and Strategies--Structured Notes and Related Instruments" and "The Fund's Investment Objective and Strategies--Certain Interest Rate Transactions" in this prospectus. Other hedging strategies that the Fund may use include: financial futures contracts; short sales; other types of swap agreements or options thereon; options on financial futures; and options based on either an index or individual debt securities whose prices, PIMCO believes, correlate with the prices of the Fund's investments. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on the Fund's investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that PIMCO will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund may be subject to certain restrictions on its use of hedging strategies imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund.









                         DESCRIPTION OF PREFERRED SHARES

     The following is a brief description of the terms of the Preferred Shares. For a more complete description of the Preferred

Shares, please refer to the Amended Bylaws, which are attached as Appendix C to the Statement of Additional Information. Certain of the capitalized terms used herein are defined in the Amended Bylaws. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Declaration and Amended Bylaws. The Fund's Declaration and the Amended Bylaws have been filed as exhibits to the Registration Statement of which this prospectus is a part.

General

     Under the Declaration, the Fund is authorized to issue preferred shares having such par value and such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as determined by the Board of Trustees, without the approval of Common Shareholders. The Preferred Shares are preferred shares of beneficial interest with $0.00001 par value. Each series of Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The Preferred Shares of each series will rank on a parity with shares of any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. The Preferred Shares carry one vote per share on all matters on which such shares are entitled to vote. The Preferred Shares, when issued by the Fund and paid for pursuant to the terms of this prospectus, will be fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust," non-assessable and will have no preemptive, exchange or conversion rights. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized and unissued preferred shares without designation as to series. The Preferred Shares will not be convertible into Common Shares or other shares of beneficial interest of the Fund. The Preferred Shares will not be subject to any sinking fund, but will be subject to mandatory redemption and optional redemption under certain circumstances as described below.

Dividends And Dividend Periods

     General. Each series of Preferred Shares entitles its holders to receive dividends when, as and if declared by the Board of Trustees, out of funds legally available therefor, at a rate per annum that may vary for the successive dividend periods for each such series. The following is a general description of dividends and dividend periods for the Preferred Shares. The initial rate period for the Series [ ] Preferred Shares will be _____ days, and the dividend rate for this period will be [ ]%. The initial rate period for the Series [ ] Preferred Shares will be ____ days, and the dividend rate for this period will be [ ]%. The initial rate period for the Series [ ] Preferred Shares will be _____ days, and the dividend rate for this period will be [ ]%. The initial rate period for the Series [ ] Preferred Shares will be ____ days, and the dividend rate for this period will be [ ]%. The initial rate period for the Series [ ] Preferred Shares will be ___ days, and the dividend rate for this period will be [ ]%. Subsequent dividend periods generally will be seven days, and the dividend rates for those periods will generally be determined by auction. Further description of the auction procedures can be found below under "The Auction" and in the Amended Bylaws attached as Appendix C to the Statement of Additional Information. The Fund, subject to certain conditions, may change the length of subsequent dividend periods by designating them as special rate periods. See "Designation and Notification of Special Rate Periods" below in this section.

     Dividend Payment Dates. As noted above, dividends on Preferred Shares will be payable when, as and if declared by the Board of Trustees, out of legally available funds in accordance with the Declaration, the Amended Bylaws and applicable law. Dividend periods generally will begin on the first Business Day after an auction. If dividends are scheduled to be payable on a day that is not a Business Day, then dividends will generally be payable on the next Business Day, or as otherwise specified in the Amended Bylaws. The Fund, in its discretion, may establish dividend payment dates in respect of any special rate period of Preferred Shares consisting of more than seven days, provided that such dates shall be set forth in the related notice of special rate period and that certain conditions are met. See "Designation and Notification of Special Rate Periods" below in this section.

     Dividends will be paid through the Securities Depository on each dividend payment date. The dividend payment date will normally be the first Business Day after the dividend period ends. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to members of the Securities Depository that will act on behalf of existing or potential holders of Preferred Shares ("Agent Members"). These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealer has currently indicated to the fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as Agent Member

     The nominee of the Securities Depository is expected to be the sole holder of record of each series of Preferred Shares. Accordingly, each purchaser of Preferred Shares must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of the Preferred Shares.

     Calculation of Dividend Payment. The Fund computes the dividend per share of each series of Preferred Shares by multiplying the applicable rate for such series of shares in effect by a fraction. The numerator of this fraction will normally be seven (i.e., the number of days in the dividend period) and the denominator will normally be 365. If the Fund has designated a special rate period, then the numerator will be the number of days in the special rate period, and the denominator will normally be 365. In either case, this rate is then multiplied by $25,000 to arrive at the dividend per share.

     Dividends on the Preferred Shares will accumulate from the date of their original issue. For each dividend payment period after the initial rate period, the dividend rate will be the dividend rate determined at auction, except as provided in the Amended Bylaws and described below. The dividend rate that results from an auction will not be greater than the maximum applicable rate described below.

     The maximum applicable rate for any regular dividend period will be the applicable percentage (set forth in the table below) of the applicable "AA" Financial Composite Commercial Paper Rate (as defined below). The applicable percentage for any regular dividend period will generally be determined based on the credit rating assigned to the Preferred Shares by Moody's on the auction date for such period. If Moody's shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. In the case of a special rate period, (1) the maximum applicable rate will be specified by the Fund in the notice of special rate period for such dividend payment period, (2) the applicable percentage will be determined on the date two business days before the first day of such special rate period, and (3) the reference rate will be the applicable "AA" Financial Composite Commercial Paper Rate (for a dividend period of fewer than 184 days) or the Treasury Index Rate (as defined below) (for a dividend period of 184 days or more).

                                        Applicable
                    Moody's             Percentage
                    -------             ----------
                "Aa3" or higher            150%
                  "A3" to "A1"             200%
               "Baa3" to "Baa1"            225%
                  Below "Baa3"             275%

     The Fund will take all reasonable action necessary to enable Moody's to provide ratings for each series of Preferred Shares. If such ratings are not made available by Moody's, the Underwriters or their affiliates and successors, after consultation with the Fund, will select one or more other rating agencies to act as substitute rating agencies.

     The "Treasury Index Rate" is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for a series of Preferred Shares. For a more detailed description, please see the Amended Bylaws.

     The Board of Trustees may amend the maximum applicable rate to increase the percentage amount by which the reference rate described above is multiplied to determine the maximum applicable rate shown without the vote or consent of the holders of Preferred Shares, including each series, or any other shareholder of the Fund, but only with confirmation from each rating agency then rating the Preferred Shares that such action will not impair such agency's then-current rating of the Preferred Shares, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount test discussed below under "-Rating Agency Guidelines and Asset Coverage".

         Restrictions on Dividends and Other Distributions. For so long as any Preferred Shares are outstanding, the Fund generally may not declare, pay or set apart for payment any dividend or other distribution (other than additional common shares or rights to purchase common shares or other shares, if any, ranking junior to the Preferred Shares as to dividends or upon liquidation) in respect of Common Shares or any other shares of the Fund ranking junior to or on a parity with the Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to Preferred Shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to or on a parity with Preferred Shares as to dividends and upon liquidation), unless and only if:

         . immediately after such transaction, the Fund would have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount, and the 1940 Act Preferred Shares Asset Coverage would be satisfied;

         . full cumulative dividends on the Preferred Shares due on or prior to the Fund's most recently ended dividend period have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

         . the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Amended Bylaws.

     The Fund generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares unless the Fund has declared and paid full cumulative or the same proportionate share of dividends on the Preferred Shares through the most recent dividend payment date. When the Fund has not paid dividends in full upon a series of the Preferred Shares through the most recent dividend payment date or upon any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with such series of Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on such series of Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on such series of Preferred Shares and such other class or series of shares bear to each other.

         Designation and Notification of Special Rate Periods. The Fund, at its sole option and to the extent permitted by law, by telephonic and written notice to the auction agent and to each Broker-Dealer, may request that the next succeeding dividend period for a series of Preferred Shares be a special rate period, with a number of days greater than seven but evenly divisible by seven, and no more than 364 (a "Short Term Special Rate Period") or one or more whole years but not greater than five years (a "Long Term Special Rate Period,") specified in such notice, provided that the Fund may not give a request for a special rate period of greater than 28 days (and any such request will be null and void) unless, for any auction occurring after the initial auction, sufficient clearing bids (as described in "The Auction -- Auction Procedures" below) were made in the last occurring auction and unless full cumulative dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full. The Fund also must have received confirmation from Moody's or any substitute rating agency that the proposed special rate period will not impair the agency's then current rating of the Preferred Shares. Such request for a special rate period shall be given on or prior to the second Business Day but, in the case of a Short Term Special Rate Period, not more than seven Business Days prior to an auction date for the Preferred Shares of that series and, in the case of a Long Term Special Rate Period, not more than 28 days prior to an auction date for the Preferred Shares of that series. Upon receiving any such request, the Broker-Dealers jointly shall determine the optional redemption price of the Preferred Shares of that series during such special rate period and the specific redemption provisions and shall give the Fund and the auction agent written notice (a "Response") of such determination by no later than the second Business Day prior to such auction date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the Preferred Shares, (iv) industry and financial conditions which may affect the Preferred Shares of that series, (v) the investment objectives of the Fund and
(vi) the dividend periods and dividend rates at which current and potential beneficial holders of the Preferred Shares would remain or become beneficial holders.

     After providing a request for special rate period to the auction agent and each Broker-Dealer as set forth above, the Fund, by no later than the second Business Day prior to such auction date, may give a notice to the auction agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the special rate period, (ii) the optional redemption price, if any, as specified in the related Response and (iii) the specific redemption provisions, if any, as specified in the related Response. The Fund has agreed to provide a copy of such notice of special rate period to Moody's (or to any substitute rating agency then rating the Preferred Shares). The Fund will not give a notice of a special rate period, and, if such notice of a special rate period was given already, will give telephonic and written notice of its revocation to the auction agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant auction date if
(x) either the 1940 Act Preferred Shares Asset Coverage is not satisfied or the Fund fails to maintain Moody's eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount, on each of the two valuation dates immediately preceding the Business Day prior to the relevant auction date on an actual basis and on a pro forma basis giving effect to the proposed special rate period (using as a pro forma dividend rate with respect to such special rate period the dividend rate which the Broker-Dealers shall advise the fund is an approximately equal rate for securities similar to the Preferred Shares with an equal dividend period) or (y) sufficient funds for the payment of dividends payable on the immediately succeeding dividend payment date have not been irrevocably deposited with the auction agent by the close of business on the third Business Day preceding the auction date immediately preceding such dividend payment date. The Fund also shall provide a copy of such notice of revocation to Moody's (or to any substitute rating agency then rating the Preferred Shares). If the Fund is prohibited from giving a notice of special rate period as a result of the factors enumerated in clause (x) or (y) above or if the Fund gives a notice of revocation with respect to a notice of special rate period, the next succeeding dividend period for that series will be a seven-day dividend period. In addition, in the event that sufficient clearing bids are not made in an auction or an auction is not held for any reason, the next succeeding dividend period will be a seven-day dividend period, and the Fund may not again give a notice of special rate period (and any such attempted notice will be null and void) until sufficient clearing bids have been made in an auction with respect to a seven-day dividend period. If an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been a dividend payment date or an auction date not to be a Business Day, then the length of the dividend period relating to such dividend payment date shall be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events) (an "Extension Period"), the applicable rate for such Extension Period shall be the applicable rate for the dividend period so extended and the dividend payment date for such dividend period shall be the first Business Day next succeeding the end of such Extension Period. Solely for the purposes of the foregoing sentence, any day on which banks in New York City generally are closed, for any reason, while the New York Stock Exchange remains open for trading on any day, and any day which otherwise would be a Business Day as defined in the Amended Bylaws but on which the auction agent is closed for business for any reason, shall not be considered a Business Day.

     The Fund may provide that, in order to redeem Preferred Shares at the Fund's option during a special rate period, the Fund must pay to holders of the Preferred Shares a "redemption premium" in addition to the redemption price per share of $25,000, plus an amount equal to the accumulated but unpaid dividends. A notice of special rate period will specify whether the shares of a particular series of Preferred Shares will be subject to optional redemption during such special rate period and, if so, the redemption premium, if any, required to be paid by the Fund in connection with such optional redemption.

     The Fund's declaration of a special rate period may affect the liquidity of your investment. A special rate period would be longer than a regular dividend period, and you would be unable to sell Preferred Shares in an auction for a correspondingly longer period of time. If you sell your Preferred Shares between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen. The risks described in this paragraph will become greater as the length of the special rate period increases.

Voting Rights

     Except as otherwise described in this prospectus and in the Statement of Additional Information or as otherwise set forth in the Declaration or the Bylaws or as required by law, holders of Preferred Shares will have equal voting rights with Common Shareholders and holders of any other preferred shares of the Fund (each class having one vote per share) and will vote together with Common Shareholders and any other preferred shares as a single class.

     Holders of outstanding preferred shares of the Fund, including Preferred Shares, voting as a separate class, are entitled to elect two of the Fund's Trustees. The remaining Trustees are elected by Common Shareholders and holders of preferred shares, including Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on any outstanding preferred shares of the Fund, including Preferred Shares, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, the sole remedy of holders of the outstanding preferred shares of the Fund shall be an automatic increase in the number of Trustees constituting the Board of Trustees by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares and any other preferred shares as described above, would constitute a majority of the Board of Trustees as so increased, and at a special meeting of shareholders which will be called and held as soon as practicable thereafter, and at all subsequent meetings at which trustees are to be elected until all dividends in arrears have been paid or otherwise provided for, the holders of the Preferred Shares and any other preferred shares, voting as a separate class, will be entitled to elect the smallest number of additional trustees that, together with the two trustees that such holders in any event will be entitled to elect, constitutes a majority of the total number of trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue, unless otherwise terminated pursuant to the Declaration or Amended Bylaws. If the Fund thereafter pays in full (or otherwise provides for) all dividends payable on all outstanding preferred shares of the Fund, the special voting rights stated above will cease and the terms of office of the additional Trustees elected by the holders of the preferred shares (but not of the trustees with respect to whose election the holders of Common Shares were entitled to vote or the two trustees the holders of Preferred Shares and any other preferred shares have the right to elect in any event) will automatically terminate.

         Unless a higher percentage is provided for under the Declaration or the Amended Bylaws or applicable law, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding Preferred Shares and any other preferred shares, voting together as one class, will be required to

         (i) authorize, create or issue any class or series of shares of beneficial interest ranking prior to or on parity with the Preferred Shares or any other series of preferred shares with respect to the payment of dividends or the distribution of assets on liquidation or authorize, create or issue additional shares of Preferred Shares, unless, in each case, the Fund obtains written confirmation from Moody's (if Moody's is then rating Preferred Shares) that such authorization, creation or issuance would not impair the rating then assigned by such rating agency to the Preferred Shares, in which case the vote or consent of the holders of the Preferred Shares is not required, or

         (ii) amend, alter or repeal the provisions of the Declaration of Trust or the Amended Bylaws, whether by merger, consolidation or otherwise, so as to adversely affect any of the powers, rights or preferences expressly set forth in the Declaration of Trust or the Amended Bylaws of holders of Preferred Shares or any other preferred shares.

         To the extent permitted under the 1940 Act, in the event shares of more than one series of Preferred Shares are outstanding, the Fund shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of Trust or the Amended Bylaws of a holder of shares of a series of Preferred Shares differently than those of a holder of shares of any other series of Preferred Shares without the affirmative vote of at least a majority of votes entitled to be cast by holders of the Preferred Shares of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Board of Trustees, however, without shareholder approval, may amend, alter or repeal any or all of the various Rating Agency guidelines described herein in the event the Fund receives confirmation from Moody's (or any applicable substitute rating agency) that any such amendment, alteration or repeal would not impair the rating then assigned to the Preferred Shares by such rating agency.

     Unless a higher percentage is provided for under the Declaration or the Amended Bylaws, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding Preferred Shares and any other preferred shares, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the investment restrictions described as fundamental policies under "Investment Restrictions" in the Statement of Additional Information. To the extent permitted under the 1940 Act, in the event shares of more than one series of Preferred Shares are outstanding, with respect to any action requiring shareholder approval pursuant to the operation of Section 2 or Section 3 of Article V of the Declaration, the affirmative vote of at least seventy-five percent of the Preferred Shares of each series outstanding at such time (each such series voting separately as a class) shall also be required. The class (and, where applicable, series) vote of holders of Preferred Shares and any other preferred shares described above in each case will be in addition to a separate vote of the requisite percentage of Common Shares and Preferred Shares and any other preferred shares, voting together as a single class, necessary to authorize the action in question.

     The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

     If a series of preferred shares other than the Preferred Shares is issued in the future, it is anticipated that such series would have voting rights comparable to those described above.

Rating Agency Guidelines and Asset Coverage

     The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Amended Bylaws. These requirements are summarized below.

     1940 Act Preferred Shares Asset Coverage. The Fund will be required under the 1940 Act and the Amended Bylaws to maintain, with respect to the Preferred Shares, as of the last Business Day of each month in which any Preferred Shares are outstanding, the 1940 Act Preferred Shares Asset Coverage (as defined below) of at least 200% with respect to senior securities that are equity securities, including the preferred shares. If the Fund fails to maintain the 1940 Act Preferred Shares Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the Preferred Shares. See "Redemption" below.

     The 1940 Act Preferred Shares Asset Coverage immediately following the issuance of Preferred Shares offered hereby (after giving effect to the deduction of the sales load and offering expenses for the Preferred Shares), computed using the Fund's net assets as of _________ __, 2003, and assuming the Preferred Shares had been issued as of such date, will be as follows:

     Value of the Fund's total assets less all liabilities and
         indebtedness not represented by senior securities       = $[  ] = [ ]%
     ---------------------------------------------------------
         Senior securities representing indebtedness plus          $[  ]
            liquidation value of the Preferred Shares

     Preferred Shares Basic Maintenance Amount. In connection with the Fund's receipt of a rating of a "Aaa" from Moody's with respect to the Preferred Shares, the Fund is required to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of the preferred shares then outstanding (including the Preferred Shares) and (b) certain accrued and projected payment obligations of the Fund, including without limitation any accrued and projected dividends on the preferred shares then outstanding (including the Preferred Shares).

     Moody's has established separate guidelines for calculating discounted value. These guidelines specify discount factors that the Fund must apply to various types of securities in its portfolio for purposes of calculating whether the discounted value of the Fund's assets equals the Preferred Shares Basic Maintenance Amount (with the level of discount generally becoming greater as the credit quality of a security becomes lower). In addition, under the guidelines, certain types of securities (including securities in which the Fund may otherwise invest) are not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. Such ineligible securities may include, for example, certain privately placed debt securities (other than Rule 144A securities) and debt securities of certain non-U.S. issuers. Accordingly, although the Fund may invest in such securities to the extent set forth herein, it is currently anticipated that they will not constitute a significant portion of the Fund's portfolio under normal circumstances. The rating agency guidelines for calculating discounted value do not impose any limitations on the percentage of the Fund's assets that may be invested in ineligible assets, and the amount of ineligible assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio.

     In the event the Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem Preferred Shares as described under "-- Redemption -- Mandatory Redemption" below.

     In addition to the requirements described above, the rating agency guidelines impose restrictions on the Fund's use of certain financial instruments or investment techniques that the Fund might otherwise utilize. For example, the guidelines limit the use of certain hedging transactions such as futures contracts, options and other derivative transactions for hedging or investment purposes. The guidelines also limit the use of certain other investment techniques, including borrowing of money, short sales, loans of portfolio securities, reverse repurchase agreements, issuing any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund or merging or consolidating into or with any other entity. For a complete description of such restrictions, see the Amended Bylaws, which is attached as Appendix C to the Fund's Statement of Additional Information.

     The Fund may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's (or any substitute rating agency) that any such amendment, alteration or repeal would not impair the rating then assigned to the Preferred Shares.

     As recently described by Moody's, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Preferred Shares is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's by the Fund, the Manager and/or PIMCO or information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Fund's Common Shares have not been rated by a nationally recognized statistical rating organization.

     A rating agency's guidelines will apply to the Preferred Shares only so long as the rating agency is rating the shares. The Fund will pay certain fees to Moody's for rating the Preferred Shares. A more detailed description of how Moody's calculates discounted value and the other limitations imposed by the rating agencies is contained in the Amended Bylaws, which is attached as Appendix C to the Fund's Statement of Additional Information.

Liquidation

     Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund (whether voluntary or involuntary), the holders of Preferred Shares then outstanding will be entitled to receive and to be paid, out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution will be made on the Common Shares or any other class of shares of the Fund ranking junior in right of payment upon liquidation to the Preferred Shares, an amount equal to the liquidation preference with respect to such Preferred Shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding the interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same-day funds in connection with the liquidation of the Fund. If such assets of the Fund are insufficient to make the full liquidation payment on outstanding Preferred Shares and liquidation payments on any other outstanding class or series of preferred shares of the Fund ranking on parity with the Preferred Shares as to payment upon liquidation, then such assets will be distributed among the holders of Preferred Shares and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described herein, the holders of Preferred Shares as such will have no right or claim to any of the remaining assets of the Fund.

     For purposes of the foregoing paragraph, a liquidation of the Fund does not include:

      .  the sale of all or any portion of the property or business of the Fund;

        . the merger or consolidation of the Fund into or with any business trust or other entity; or

        . the merger or consolidation of any business trust or other entity into or with the Fund.

Redemption

     Optional Redemption. To the extent permitted under the 1940 Act and under Massachusetts law, upon giving notice of redemption, as provided below, the Fund, at its option, may redeem the Preferred Shares, in whole or in part, out of funds legally available therefore, at the Optional Redemption Price per share on any dividend payment date; provided that no Preferred Shares may be redeemed at the option of the Fund during (a) the initial rate period with respect to the Preferred Shares or (b) a non-call period to which such shares are subject. "Optional Redemption Price" means $25,000 per Preferred Share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus the applicable redemption premium, if any. The Fund has the authority to redeem the Preferred Shares for any reason and may redeem all or part of the outstanding Preferred Shares if it anticipates that the Fund's leveraged capital structure will result, for a significant period of time, in a lower rate of return to holders or Common Shares than that obtainable if the Common Shares were unleveraged.

     The Fund will not make any optional redemption unless the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount (both before and after giving effect to such redemption).

     Mandatory Redemption. As noted above, the Fund is required under the Amended Bylaws to maintain (a) a discounted value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) the 1940 Act Preferred Shares Asset Coverage. Eligible portfolio securities for the purposes of (a) above will be determined from time to time by the rating agency then rating the Preferred Shares. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the Amended Bylaws, the Fund must redeem all or a portion of the Preferred Shares. This mandatory redemption will take place on a date that the Trustees specify out of legally available funds in accordance with the Declaration, the Amended Bylaws and applicable law, at the redemption price of $25,000 per share, plus accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption. In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will redeem the lesser of (a) the minimum number of Preferred Shares necessary to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, and (b) the maximum number of Preferred Shares and any other preferred shares of the Fund subject to redemption or retirement that can be redeemed out of funds expected to be legally available therefore at the time of redemption, and in any case will redeem such Preferred Shares pro rata among the Preferred Shares and any other preferred shares of the Fund subject to redemption or retirement. The mandatory redemption will be limited to the number of Preferred Shares and any other preferred shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

         Although the Preferred Shares are subject to redemption under certain circumstances as described above, unlike the shares of an open-end mutual fund, the Preferred Shares may not be redeemed at a shareholder's option at net asset value.

The Auction

General

     Under the Amended Bylaws, the applicable rate for the Preferred Shares for each dividend period after the initial rate period will generally be the rate that results from an auction conducted as set forth in the Amended Bylaws and summarized below. In such an auction, persons determine to hold or offer to sell Preferred Shares regardless of the rate set by the auction or offer to purchase or sell Preferred Shares based on specific dividend rates bid by them. See the Amended Bylaws for a more complete description of the auction process.

     Auction Agency Agreement. The Fund will enter into an auction agency agreement with the auction agent (initially, Deutsche Bank) which provides, among other things, that the auction agent will follow the auction procedures set forth in the Amended Bylaws to determine the applicable rate for Preferred Shares so long as the applicable rate for Preferred Shares is to be based on the results of an auction.

     The auction agent will act as agent for the Fund in connection with auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the auction agency agreement. Pursuant to the auction agency agreement, the Fund is required to indemnify the auction agent for certain losses and liabilities incurred by the auction agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.

     The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 60 days after such notice. If the auction agent should resign, the Fund will attempt to appoint another qualified institution to act as auction agent. The Fund may remove the auction agent provided that prior to such removal the Fund has entered into an agreement with a successor auction agent to perform substantially similar services.

     Except in an auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any Preferred Shares so long as the Fund is current in the payment of dividends on Preferred Shares and on any other shares of beneficial interest of the Fund ranking on a parity with the Preferred Shares with respect to the payment of dividends or upon liquidation.

     Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with one or more Broker-Dealers selected by the Fund that provide for the participation of those Broker-Dealers in auctions for Preferred Shares ("Broker-Dealer Agreements").

     The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Fund, a service charge that will generally be at the annual rate of 1/4 of 1% of the stated value ($25,000 per share) of the Preferred Shares placed by a Broker-Dealer at such auction. For any special rate period, the service charge shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers. For purposes of the foregoing, the Preferred Shares will be placed by a Broker-Dealer if such shares were (i) the subject of hold orders deemed to have been made by beneficial owners that were acquired by such beneficial owners through such Broker-Dealer or (ii) the subject of the following orders submitted by such Broker-Dealer: (A) a submitted bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the auction, (B) a submitted bid of a potential Beneficial Owner that resulted in such potential Beneficial Owner purchasing such shares as a result of the auction or (C) a submitted hold order.

     The Fund may request the auction agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after such termination.

     The Depository Trust Company ("DTC") initially will act as the securities depository for the Agent Members with respect to the Preferred Shares. All of the shares of each series of Preferred Shares initially will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such shares will be subject to the provisions restricting transfers of the Preferred Shares contained in the Amended Bylaws. Cede & Co. initially will be the holder of record of all Preferred Shares, and beneficial owners will not be entitled to receive certificates representing their ownership interest in such shares. See Appendix A (Auction Procedures) to the Statement of Additional Information. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the Preferred Shares held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of Preferred Shares will be duly made by making payments to the nominee of the Securities Depository.

Auction Procedures

     The following is a brief summary of the procedures to be used in conducting auctions. This summary is qualified in its entirety by reference to the Auction Procedures set forth in Appendix A to the Statement of Additional Information. The Settlement Procedures to be used with respect to auctions are set forth in Appendix A to the Statement of Additional Information.

     Prior to the submission deadline on each auction date for the Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a Beneficial Owner of Preferred Shares may submit the following types of orders with respect to Preferred Shares to that Broker-Dealer:

              1. Hold Order -- indicating its desire to hold the indicated number of Preferred Shares without regard to the applicable rate for shares of such series for the next dividend period.

              2. Bid -- indicating its desire to purchase or hold the indicated number of Preferred Shares at $25,000 per share if the applicable rate for shares of such series for the next dividend period is not less than the rate specified in the bid. A bid order by an existing holder will be deemed an irrevocable offer to sell Preferred Shares at $25,000 per share if the applicable rate for shares of such series for the next dividend period is less than the rate specified in the bid.

         3. Sell Order -- indicating its desire to sell Preferred Shares at $25,000 per share without regard to the applicable rate for shares of such series for the next dividend period.

     A Beneficial Owner of Preferred Shares may submit different types of orders to its Broker-Dealer with respect to different Preferred Shares then held by the beneficial owner. A Beneficial Owner that submits a bid to its Broker-Dealer having a rate higher than the maximum applicable rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A Beneficial Owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a Beneficial Owner fails to submit an order for some or all of its shares to its Broker-Dealer for an auction relating to a dividend period of more than 91 days, such Beneficial Owner will be deemed to have submitted a sell order for such shares to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order.

     In an auction, a Beneficial Owner may submit different types of orders with respect to Preferred Shares then held by such beneficial owner, as well as bids for additional Preferred Shares. A Beneficial Owner that offers to become the Beneficial Owner of additional Preferred Shares is, for the purposes of such offer, a potential holder as discussed below.

     A potential holder is either a customer of a Broker-Dealer that is not a Beneficial Owner of Preferred Shares but wishes to purchase Preferred Shares or a Beneficial Owner that wishes to purchase additional Preferred Shares. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase Preferred Shares at $25,000 per share if the applicable rate for the next dividend period is not less than the rate specified in such bid. A bid placed by a potential holder specifying a rate higher than the maximum applicable rate on the auction date will not be accepted.

     The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. Unless otherwise permitted by the Fund, the Broker-Dealers will designate themselves as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will also designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a Beneficial Owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any Preferred Shares held by it or its customers who are Beneficial Owners will be treated as a Beneficial Owner's failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder. If a Broker-Dealer submits an order for its own account in any auction of Preferred Shares, it may have knowledge of orders placed through it in that auction and therefore have an advantage over other bidders, but such Broker-Dealer would not have knowledge of orders submitted by other Broker-Dealers in that auction.

     There are sufficient clearing bids in an auction if the number of shares of a series of Preferred Shares subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates equal to or lower than the maximum applicable rate for shares of such series is at least equal to the sum of the number of applicable Preferred Shares subject to sell orders submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders and the number of applicable Preferred Shares subject to bids specifying rates higher than the maximum applicable rate for shares of such series submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders. If there are sufficient clearing bids, the applicable rate for the relevant Preferred Shares for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids that, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in such existing holders and potential holders owning the relevant Preferred Shares available for purchase in the auction.

     If there are not sufficient clearing bids, the applicable rate for the next dividend period will be the maximum applicable rate on the auction date. If there are not sufficient clearing bids, beneficial owners of Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all existing holders of Preferred Shares submit (or are deemed to have submitted) hold orders in an auction, the dividend period next following the auction automatically shall be the same length as the immediately preceding dividend period, and the applicable rate will be 80% of the Reference Rate (as defined in the Amended Bylaws).

     The auction procedures include a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of Preferred Shares that is different from the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next Business Day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which currently provide for payment against delivery by their Agent Members in same-day funds.

     If any existing holder selling Preferred Shares in an auction fails to deliver such shares, the Broker- Dealer of any person that was to have purchased Preferred Shares in such auction may deliver to such person a number of whole Preferred Shares that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of Preferred Shares to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of shares will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the auction agent will have responsibility or liability with respect to the failure of a Beneficial Owner, potential Beneficial Owner or their respective Agent Members to deliver Preferred Shares or to pay for Preferred Shares purchased or sold pursuant to an auction or otherwise.

     The auctions for Preferred Shares will normally be held every seven days, and each subsequent dividend period will normally begin on the following Business Day.

     The first auction for the Series [ ] Preferred Shares will be held on , 2003, the Business Day preceding the dividend payment date for the initial rate period. Thereafter, except during special rate periods, auctions for the Series
[ ] Preferred Shares normally will be held every seven days thereafter, and each subsequent dividend period for the Series [ ] Preferred Shares normally will begin on the following Business Day.

     The first auction for the Series [ ] Preferred Shares will be held on , 2003, the Business Day preceding the dividend payment date for the initial rate period. Thereafter, except during special rate periods, auctions for the Series
[ ] Preferred Shares normally will be held every seven days thereafter, and each subsequent dividend period for the Series [ ] Preferred Shares normally will begin on the following Business Day.

     The first auction for the Series [ ] Preferred Shares will be held on 2003, the Business Day preceding the dividend payment date for the initial rate period. Thereafter, except during special rate periods, auctions for the Series
[ ] Preferred Shares normally will be held every seven days thereafter, and each subsequent dividend period for the Series [ ] Preferred Shares normally will begin on the following Business Day.

     The first auction for the Series [ ] Preferred Shares will be held on , 2003, the Business Day preceding the dividend payment date for the initial rate period. Thereafter, except during special rate periods, auctions for the Series
[ ] Preferred Shares normally will be held every seven days thereafter, and each subsequent dividend period for the Series [ ] Preferred Shares normally will begin on the following Business Day.

     The first auction for the Series [ ] Preferred Shares will be held on , 2003, the Business Day preceding the dividend payment date for the initial rate period. Thereafter, except during special rate periods, auctions for the Series
[ ] Preferred Shares normally will be held every seven days thereafter, and each subsequent dividend period for the Series [ ] Preferred Shares normally will begin on the following Business Day.

     The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares of a series and three current holders of those shares. The three current holders and three potential holders submit orders through broker-dealers at the auction:

          Current Holder A .............    Owns 500 shares, wants to sell all 500      Bid order of 2.1% rate for
                                            shares if auction rate is less than 2.1%    all 500 shares

          Current Holder B .............    Owns 300 shares, wants to hold              Hold order--will take the
                                                                                        auction rate

          Current Holder C .............    Owns 200 shares, wants to sell all 200      Bid order of 1.9% rate for
                                            shares if auction rate is less than 1.9%    all 200 shares

          Potential Holder D ...........    Wants to buy 200 shares if auction rate     Places order to buy 200
                                            is 2.0% or above                            shares at or above 2.0%

          Potential Holder E ...........    Wants to buy 300 shares if auction rate     Places order to buy 300
                                            is 1.9% or above                            shares at or above 1.9%

          Potential Holder F ...........    Wants to buy 200 shares if auction rate     Places order to buy 200
                                            is 2.1% or above                            shares at or above 2.1%

     The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 2.0% (the offer by D). Therefore, the dividend rate will be 2.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

     The example above is not meant to be an indication of the dividend rates that may be payable on the Preferred Shares.

     For further description of the auction procedures, please see the Amended Bylaws, which are attached as Appendix C to the Statement of Additional Information. In the event of any conflict between the Amended Bylaws and the description of the Preferred Shares and the auction procedures in this prospectus or the Statement of Additional Information, the Amended Bylaws will control.


Secondary Market Trading and Transfer of Preferred Shares


     The underwriters are not required to make a market in the Preferred Shares. The Broker-Dealers (including the underwriters) may maintain a secondary trading market for the Preferred Shares outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for Preferred Shares will develop or, if it does develop, that it will provide holders of Preferred Shares with liquidity of investment. Preferred Shares will not be registered on any stock exchange or on the NASDAQ market. Investors who purchase Preferred Shares in an auction (particularly if the Fund has declared a special rate period) should note that, because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

     You may sell, transfer, or otherwise dispose of Preferred Shares only in whole shares and only:

         . pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

         .    to a Broker-Dealer; or

         . to such other persons as may be permitted by the Fund; provided, however, that (x) if you hold your Preferred Shares in the name of a Broker-Dealer, a sale or transfer of your Preferred Shares to that Broker-Dealer, or to another customer of that Broker-Dealer, will not be considered a sale or transfer for purposes of the foregoing limitation if that Broker-Dealer remains the existing holder of the Preferred Shares immediately after the transaction; and (y) in the case of all transfers, other than through an auction, the Broker-Dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

                             MANAGEMENT OF THE FUND

Trustees and Officers

     The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Manager and PIMCO. There are currently three Trustees of the Fund, none of whom is currently treated by the Fund as an "interested person" (as defined in the 1940 Act). The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Manager

     The Manager serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Manager is located at 1345 Avenue of the Americas, New York, New York 10105.

     Organized in 2000, the Manager provides investment management and advisory services to several closed-end and open-end investment company clients. As of
December 31, 2002, the Manager had approximately $      in assets under
management. Allianz Dresdner Asset Management of America L.P. is the direct parent company of PIMCO Advisors Retail Holdings LLC, of which the Manager is a wholly-owned subsidiary. As of December 31, 2002, Allianz Dresdner Asset Management of America L.P. and its subsidiary partnerships, including PIMCO, had approximately $ billion in assets under management.

     The Manager has retained its affiliate, PIMCO, to manage the Fund's investments. See "--Portfolio Manager" below. The Manager and PIMCO are each majority-owned indirect subsidiaries of Allianz AG, a publicly traded German insurance and financial services company.

Portfolio Manager

     PIMCO serves as the portfolio manager for the Fund. Subject to the supervision of the Manager, PIMCO has full investment discretion and makes all determinations with respect to the investment of the Fund's assets.

     PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2002, PIMCO had approximately $ billion in assets under management.

     The Manager (and not the Fund) pays a portion of the fees it receives to PIMCO in return for its services, at the maximum annual rate of 0.39% of the Fund's average daily net assets (including assets attributable to any Preferred Shares) for the period from the commencement of the Fund operations though December 31, 2007 (i.e., roughly the first five years of Fund operations) (the "Initial Period") and at the maximum annual rate of 0.55% of such average daily net assets thereafter while the Investment Management Agreement remains in effect (the "Remaining Period"), provided that the fee will be reduced to 0.325% during the Initial Period and 0.45% during the Remaining Period if and while the Manager is obligated to pay a fee to [Underwriter], as described in this section below.

     [The Manager (and not the Fund) has also agreed to pay a fee to [Underwriter] quarterly at the annual rate of 0.10% of the Fund's average daily net assets (including assets attributable to the Preferred Shares or any other preferred shares of beneficial interest) during the continuance of an investment management agreement between the Manager and the Fund (the "Investment Management Agreement"). The sum of this fee plus the amount of the expense reimbursement of $0.005 per Common Share payable by the Fund to the Underwriters will not exceed 4.5% of the aggregate initial offering price of the Common Shares; provided that, in determining when the maximum amount has been paid, the value of each of the quarterly payments shall be discounted at the annual rate of 10% to the closing date of this offering. [Underwriter] has agreed to provide certain after-market services to the Manager designed to maintain the visibility of the Common Shares on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.]

     [The Manager (and not the Fund) has also agreed to pay a fee to certain underwriters (other than [Underwriter]) that sold Common Shares in the initial public offering quarterly at the annual rate of up to 0.10% of the Fund's average daily net assets attributable to Common Shares sold by such underwriters (including a proportionate share of assets attributable to the Preferred Shares or any other preferred shares of beneficial interest) during the continuance of the Investment Management Agreement. The sum of this fee plus the amount of the expense reimbursement of $0.005 per Common Share payable by the Fund to the underwriters will not exceed 4.5% of the aggregate initial offering price of the Common Shares sold by such underwriters; provided that, in determining when the maximum amount has been paid, the value of each of the quarterly payments shall be discounted at the annual rate of 10% to the closing date of the Common Share offering. Such underwriters have agreed to provide certain after-market services to the Manager designed to maintain the visibility of the Common Shares on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.]

     PIMCO has also agreed to reimburse the Manager for 65% of the fees that the Manager pays to members of the underwriting syndicate other than [Underwriter], as described in the "Underwriting" section below.

     Bill Gross, a founder of PIMCO, serves as Managing Director and Chief Investment Officer of PIMCO. In his role as Chief Investment Officer, he serves as the head of the Investment Committee, which oversees setting investment policy decisions, including duration positioning, yield curve management, sector rotation, credit quality and overall portfolio composition, for all PIMCO portfolios and strategies, including the Fund. The following individuals at PIMCO share primary responsibility for the day-to-day portfolio management of the Fund:

      Name                   Since                           Recent Professional Experience
      ----                   -----                           ------------------------------
David C. Hinman, CFA         2002         Mr. Hinman is an Executive Vice President and portfolio manager at
                          (Inception)     PIMCO. He focuses on high yield corporate bonds and co-manages high yield funds and structured-credit products at PIMCO. He joined
                                          PIMCO in 1995, having been previously associated with Merrill Lynch

                                        & Co. in New York where he underwrote
                                        high yield corporate bonds. Prior to
                                        that, he was a credit analyst with First
                                        Union Corporation. Mr. Hinman has 11
                                        years of investment management
                                        experience and holds a bachelor's degree in Finance from the University of Alabama and an MBA in Finance and Accounting from The Wharton School at the University of Pennsylvania.

Mark Kiesel                   2002      Mr. Kiesel is an Executive Vice
                          (Inception)   President, generalist portfolio manager
                                        and senior member of PIMCO's investment
                                        strategy and portfolio management group.
                                        He also co-heads the investment-grade
                                        corporate desk and manages corporate
                                        portfolios for the firm. Previously, Mr.
                                        Kiesel served as PIMCO's head of equity
                                        derivatives and as a senior credit
                                        analyst. Mr. Kiesel joined the firm in
                                        1996, having been previously associated
                                        with the sales and trading divisions of
                                        Merrill Lynch & Co. and JP Morgan. He
                                        has eight years of investment experience and holds a bachelor's degree in Economics from the University of
                                        Michigan and an MBA in Finance,
                                        Economics and International Business
                                        from the University of Chicago Graduate
                                        School of Business.

         Ray Kennedy, as Managing Director, the head of the High Yield team, and a member of PIMCO's Investment Committee, oversees David Hinman and Mark Kiesel regarding the management of the Fund.

Investment Management Agreement

     Pursuant to the investment management agreement, the Fund has agreed to pay the Manager an annual management fee payable on a monthly basis at the annual rate of 0.60% of the Fund's average daily net assets (including net assets attributable to Preferred Shares) for the services and facilities it provides.

     In addition to the fees of the Manager, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

     Because the fees received by the Manager are based on the total net assets of the Fund (including assets attributable to Preferred Shares and any leverage created thereby), the Manager has a financial incentive for the Fund to issue Preferred Shares, which may create a conflict of interest between the Manager and the holders of the Fund's Common Shares.

                                 NET ASSET VALUE

     The net asset value ("NAV") of the Fund equals the total value of the Fund's portfolio investments and other assets, less any liabilities. For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indexes. For instance, a pricing service may recommend a fair market value based on prices of comparable securities. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

     The NAV of the Fund will be determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day the New York Stock Exchange is open. Domestic debt securities and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agent after the Fund's NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's NAV determined earlier that day.

     Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed.

     In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation also may be required due to material events that occur after the close of the relevant market but prior to the NYSE Close.

                                  TAX MATTERS

Federal Income Tax Matters

     The following federal income tax discussion is based on the advice of Ropes & Gray, counsel to the Fund, and reflects provisions of the Code, existing U.S. Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.

     The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

     In order for any portion of any distributions to holders of Preferred Shares to be eligible to be treated as capital gain dividends, the Preferred Shares must be treated as equity for federal income tax purposes. Based in part on certain representations made by the Fund to Ropes & Gray relating to the lack of any present intention to redeem or purchase Preferred Shares at any time in the future, it is the opinion of Ropes & Gray that the Preferred Shares will constitute equity for federal income tax purposes. This opinion relies in part on a published ruling of the IRS stating that certain auction rate preferred stock similar in many material respects to the Preferred Shares represents equity. The opinion of Ropes & Gray represents only its best legal judgment and is not binding on the IRS or the courts. If the IRS were to assert successfully that variable rate preferred stock such as the Preferred Shares should be treated as debt for federal income tax purposes, distributions on Preferred Shares (including distributions designated by the Fund as capital gain dividends) would be taxable as ordinary income (as opposed to capital gains). Ropes & Gray has advised the Fund that, should the IRS pursue in court the position that the Preferred Shares should be treated as debt for federal income tax purposes, the IRS would be unlikely to prevail.

     To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders, including holders of Preferred Shares, must qualify for the dividends-paid deduction. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between and among the Common Shares and any preferred shares issued by the Fund in proportion to the total dividends paid to each class during the year in which the income is realized. In certain circumstances, the IRS could take the position that dividends paid on the Preferred Shares constitute preferential dividends under Section 562(c) of the Code, and thus do not qualify for the dividends-paid deduction.

     If at any time when Preferred Shares are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a 4% federal excise tax (imposed on regulated investment companies that fail to distribute for a given calendar year, generally, at least 98% of their net investment income and capital gain net income) and income tax on undistributed income or gains, and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may redeem Preferred Shares in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid income and excise taxes. The Fund may have to dispose of portfolio securities to generate cash for such redemption, which may result in transaction expenses and gain at the Fund level and in further distributions.

     The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

     For federal income tax purposes, distributions of investment income are taxable as ordinary income. Although the Fund may invest in municipal bonds, it will not be eligible to pay exempt interest dividends. Whether distributions of capital gains are taxed as ordinary income or capital gains is determined by how long the Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment. Distributions of gains from the sale of investments that the Fund owned for more than one year will be taxable as capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan for Common Shares. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

     The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

     The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

     The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any non-corporate shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate will be (i) 30% for amounts paid during 2002 and 2003, (ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid during 2006 through 2010. Under current law, this legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010. In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

     If, in connection with the designation of a special rate period, (i) the Fund provides in a notice of special rate period that the Fund may redeem all or part of a series of Preferred Shares and that upon such redemption the holders of that series of Preferred Shares may receive a premium in addition to receipt of a redemption price per share equal to the sum of $25,000 plus an amount equal to the accumulated but unpaid dividends thereon during the whole or any part of the special rate period, (ii) based on all the facts and circumstances at the time of the designation of the special rate period the Fund is more likely than not to redeem such series of Preferred Shares during the special rate period, and (iii) the premium to be paid upon redemption during such special rate period exceeds a specified de minimis amount, it is possible that the holders of such series will be required to accrue the premium as a dividend (to the extent of the Fund's earnings and profits).

     The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

     This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax adviser as to the possible application of foreign, state and local income tax laws to Fund distributions. Please see "Tax Matters" in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.


                        DESCRIPTION OF CAPITAL STRUCTURE

     The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by the Declaration. The Declaration provides that the trustees of the Fund may authorize separate classes of shares of beneficial interest. The trustees have authorized an unlimited number of common shares of beneficial interest and preferred shares of beneficial interest. Preferred shares (such as the Preferred Shares) may be issued in one or more series, with such par value and with such rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. For a description of the Preferred Shares, see "Description of Preferred Shares" above. The following table shows the amount of (i) shares authorized and (ii) shares outstanding, for each class of authorized securities of the Fund as of __________ __, 2003.

                                                                      Amount                Amount
Title of Class                                                      Authorized           Outstanding
--------------                                                      ----------           -----------
Common Shares ................................................      Unlimited             [        ]
Preferred Shares

     Series [  ] ...............................................................       [    ]*                       0
     Series [  ] ...............................................................       [    ]*                       0
     Series [  ] ...............................................................       [    ]*                       0
     Series [  ] ...............................................................       [    ]*                       0
     Series [  ] ...............................................................       [    ]*                       0

* Assumes the authorization of [    ] Preferred Shares by the Board of Trustees
prior to issuance of the Preferred Shares.

     Holders of Common Shares are entitled to share equally in dividends declared by the Board of Trustees payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding preferred shares of beneficial interest. Neither holders of Common Shares nor holders of preferred shares have preemptive or conversion rights or have the right to cause the Fund to redeem their shares. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the trustees may distribute the remaining assets of the Fund among the holders of the Fund's Common Shares.

     Pursuant to the Fund's Dividend Reinvestment Plan, all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders, unless the shareholder elects to receive cash. The Fund and PFPC Inc. reserve the right to amend or terminate the Dividend Reinvestment Plan.

     Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding Preferred Shares or other preferred shares on each matter submitted to a vote of holders of Common Shares, except as described under "Description of Preferred Shares--Voting Rights" and except as otherwise required by the Declaration, the Amended Bylaws or applicable law.

     Shareholders of each class are entitled to one vote for each share held. Except as provided under "Description of Preferred Shares--Voting Rights" and except as otherwise required by the Declaration, the Amended Bylaws or applicable law, holders of Preferred Shares are (voting as a separate class) entitled to elect two trustees, and the remaining trustees shall be elected by holders of Common Shares and Preferred Shares, voting as a single class.

     So long as any Preferred Shares or any other preferred shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on Preferred Shares and any other preferred shares of beneficial interest or accrued interest on borrowings (if any) has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of senior securities representing indebtedness and at least 200% of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus the redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of Preferred Shares--Dividends--Restrictions on Dividends and Other Distributions."

     The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

     Common Shares of the Fund commenced trading on the NYSE on December 27, 2002. At ________ __, 2003, the net asset value per share of Common Shares was
$[    ], and the closing price per share of Common Shares on the NYSE was
$[    ].

Other Issues Relating to Preferred Shares

     Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares of beneficial interest as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of Common Shares nor holders of preferred shares have pre-emptive rights to purchase any Preferred Shares or any other preferred shares that might be issued. It is anticipated that the net asset value per Preferred Share will equal its original purchase price per share plus accumulated dividends per share.

         ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund's Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

     As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as "Continuing Trustees," which term means a Trustee who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund's operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

     The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund's shares (including common and preferred shares of beneficial interest) to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation or a sale or transfer of Fund assets, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. See "Anti-Takeover and Other Provisions in the Declaration of Trust" in the Statement of Additional Information for a more detailed summary of these provisions.

     The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund's Bylaws certain of which are required by the 1940 Act. For example, the Amended Bylaws grant holders of Preferred Shares and any other preferred shares special voting rights with respect to certain matters described in the preceding paragraph. See "Description of Preferred Shares - Voting Rights."

     The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The provisions of the Declaration described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Preferred Shareholders.

     The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Amended Bylaws, both of which are on file with the Securities and Exchange Commission.

     Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such holders of its Common Shares do not have the right to cause the Fund to redeem their shares. Instead, the Common Shares trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

     If the Fund were to convert to an open-end company, it would be required to redeem all preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

     Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  UNDERWRITING

     Subject to the terms and conditions of a purchase agreement dated __________, 2003, each underwriter named below has agreed to purchase, and the Fund has severally agreed to sell to each such underwriter, the number of Preferred Shares set forth opposite the name of such underwriter.

                                       Number of Preferred Shares
                         ------------------------------------------------------
Underwriters             Series [ ] Series [ ] Series [ ] Series [ ] Series [ ]
------------             ---------- ---------- ---------- ---------- ----------
[Underwriters].........

   Total...............

     The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to other conditions, including, without limitation, the receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of a "Aaa" rating on the Preferred Shares from Moody's as of the time of the offering. The underwriters are obligated to purchase all the Preferred Shares sold under the purchase agreement if any of the Preferred Shares are purchased. [In the purchase agreement, the Fund and the Manager have agreed to indemnify the underwriters against certain liabilities, including certain liabilities arising under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make for any of those liabilities.]

     The underwriters propose to initially offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Preferred Shares to certain dealers at the public offering price less a concession not in excess of $ per share. The sales load the Fund will pay of $_____ per share is equal to [ ]% of the initial offering price of the Preferred Shares. The underwriters may allow, and the dealers may reallow, a discount not in excess of $[ ] per share on sales to other dealers. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any Preferred Shares purchased on or before __________, 2003.

     The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters.

     The Fund anticipates that the underwriters or their affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under "Description of Preferred Shares -- The Auction." The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

     The principal business address of [             ] is [                   ].

     The settlement date for the purchase of the Preferred Shares will be __________, 2003, as agreed upon by the underwriter, the Fund and Manager pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

                          CUSTODIAN AND TRANSFER AGENT

     The custodian of the assets of the Fund is State Street Bank and Trust Co., 801 Pennsylvania, Kansas City, MO 64105. The Custodian performs custodial and fund accounting services.

     Deutsche Bank, [c/o Deutsche Bank Services New Jersey, Inc., 100 Plaza One, 6th Floor, Jersey City, NJ 07311], serves as the Fund's transfer agent, registrar, dividend paying agent and redemption agent.

                                  LEGAL MATTERS

     Certain legal matters in connection with the Preferred Shares will be passed upon for the Fund by Ropes & Gray, Boston, Massachusetts, and for the
Underwriters by [         ]. [          ] may rely as to certain matters of
Massachusetts law on the opinion of Ropes & Gray.

          TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Use of Proceeds ..........................................................    3
Investment Objective and Policies ........................................    3
Investment Restrictions ..................................................   43
Management of the Fund ...................................................   45
Investment Manager and Portfolio Manager .................................   54
Portfolio Transactions ...................................................   58
Distributions ............................................................   60
Description of Shares ....................................................   61
Additional Information Concerning the Auctions for Preferred Shares ......   62
Anti-Takeover and Other Provisions in the Declaration of Trust ...........   63
Repurchase of Common Shares; Conversion to Open-End Fund .................   66
Tax Matters ..............................................................   68
Performance Related and Comparative Information ..........................   74
Custodian, Transfer Agent and Dividend Paying Agent ......................   75
Independent Accountants ..................................................   75
Counsel ..................................................................   75
Registration Statement ...................................................   76
Financial Statements .....................................................   77
Appendix A--Auction Procedures ...........................................  A-1
Appendix B--Settlement Procedures ........................................  B-1
Appendix C--Second Amended and Restated Bylaws ...........................  C-1

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

     The Fund's investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of debt securities:

     High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

     Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

     Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

     Following is a description of Moody's and S&P's rating categories applicable to debt securities.

Moody's Investors Service, Inc.

   Corporate and Municipal Bond Ratings

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

     Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

     Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

     Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   Corporate Short-Term Debt Ratings

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's

   Issue Credit Rating Definitions

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

     Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment Grade

     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

     Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

       =================================================================

                                   $[      ]

                                      LOGO


                        PIMCO Corporate Opportunity Fund


                          Auction Rate Preferred Shares

                             [ ] Shares, Series [ ]
                             [ ] Shares, Series [ ]
                             [ ] Shares, Series [ ]
                             [ ] Shares, Series [ ]
                             [ ] Shares, Series [ ]


                                   ----------
                                   PROSPECTUS
                                   ----------


                                 [UNDERWRITERS]





                               [           ], 2003


       =================================================================

     The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                  SUBJECT TO COMPLETION -- DATED [      ], 2003

                        PIMCO CORPORATE OPPORTUNITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 [      ], 2003

     PIMCO Corporate Opportunity Fund (the "Fund") is a recently organized, diversified closed-end management investment company.

     This Statement of Additional Information relating to auction rate preferred shares of the Fund ("Preferred Shares") is not a prospectus, and should be read in conjunction with the Fund's prospectus relating to the Preferred Shares dated
[          ], 2003 (the "Prospectus"). This Statement of Additional Information
does not include all information that a prospective investor should consider before purchasing Preferred Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling [(800) 331-1710]. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission ("SEC"). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

USE OF PROCEEDS ..........................................................    3
INVESTMENT OBJECTIVE AND POLICIES ........................................    3
INVESTMENT RESTRICTIONS ..................................................   43
MANAGEMENT OF THE FUND ...................................................   45
INVESTMENT MANAGER AND PORTFOLIO MANAGER .................................   54
PORTFOLIO TRANSACTIONS ...................................................   58
DISTRIBUTIONS ............................................................   60
DESCRIPTION OF SHARES ....................................................   61
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES ......   62
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST ...........   63
REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND .................   66
TAX MATTERS ..............................................................   68
PERFORMANCE RELATED AND COMPARATIVE INFORMATION ..........................   74
CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT ......................   75
INDEPENDENT ACCOUNTANTS ..................................................   75
COUNSEL ..................................................................   75
REGISTRATION STATEMENT ...................................................   76
FINANCIAL STATEMENTS .....................................................   77
APPENDIX A - Auction Procedures ..........................................  A-1
APPENDIX B - Settlement Procedures .......................................  B-1
APPENDIX C - Second Amended and Restated Bylaws ..........................  C-1

          This Statement of Additional Information is dated [           ], 2003.

                                 USE OF PROCEEDS

     The net proceeds of the offering of Preferred Shares of the Fund will be approximately $ after payment of offering costs and the sales load.

     Pending investment in U.S. dollar-denominated corporate debt obligations and other securities that meet the Fund's investment objective and policies, it is anticipated that the net proceeds of the offering will be invested in high quality, short-term securities.

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

Corporate Bonds

     The Fund may invest in a wide variety of bonds and related debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. The Fund will invest in U.S. dollar-denominated corporate bonds and may also invest up to 10% of its total assets in bonds denominated in foreign currencies in accordance with the Fund's investment objective and policies as described in the Prospectus. The Fund has the flexibility to invest up to 50% of its total assets in corporate bonds that are below investment grade quality. See "--High Yield Securities ("Junk Bonds")" below.

     The Fund's investments in corporate bonds are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this Statement of Additional Information, including interest rate risk, credit risk, high yield risk, issuer risk, focused portfolio risk, foreign (non-U.S.) investment risk, inflation risk, liquidity risk, smaller company risk and management risk.

Commercial Paper

     Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund's investment objective and policies, including unrated commercial paper for which Pacific Investment Management Company LLC ("PIMCO"), the Fund's portfolio manager, has made a credit quality assessment. See Appendix A to the Prospectus for a description of the ratings assigned by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Preferred Stock

     Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in that company. As described below, the Fund may invest in preferred stocks that pay fixed or adjustable rates of return. The value of a company's preferred stock may fall as a result of factors relating directly to that company's products or services. A preferred stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

     Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which the Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. The Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

     Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks in which the Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

Convertible Securities and Synthetic Convertible Securities

     The Fund may invest in convertible securities, which are bonds, debentures, notes or other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. PIMCO will generally evaluate these instruments based on their debt characteristics.

     A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.

     Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of convertible securities may tend to cushion the securities against declines in the price of the underlying asset. However, the income component of convertible securities will typically cause fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities. See "--High Yield Securities ("Junk Bonds")" below.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective.

     The Fund may invest in so-called "synthetic convertible securities," which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible security differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its debt component and its convertible component. For this reason, the values of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.

Bank Obligations

     Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

     Subject to the Fund's limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry, the Fund may invest without limit in U.S. dollar-denominated obligations of foreign banks and up to 10% of its total assets in foreign bank obligations denominated in foreign currencies. Obligations of foreign banks involve certain risks associated with investing in foreign securities described under "--Foreign (Non-U.S.) Securities" below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Loan Participations and Assignments

     The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service. Given the current structure of the markets for loan participations and assignments, the Fund expects to treat these securities as illiquid.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

     A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

     The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, the Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund's investment restriction relating to the lending of funds or assets.

     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on PIMCO's research in an attempt to avoid situations where fraud or misrepresentations could adversely affect the Fund.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

     Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, "step-up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (PIKs) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the

Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

High Yield Securities ("Junk Bonds")

     As described under "The Fund's Investment Objective and Policies" in the Prospectus, the Fund has the flexibility to invest up to 50% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P, or in securities that are unrated but judged to be of comparable quality by PIMCO. These securities are sometimes referred to as "high yield" securities or "junk bonds."

     Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on PIMCO's research and analysis when investing in high yield securities. PIMCO seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

     A general description of the ratings of securities by Moody's and S&P is set forth in Appendix A to the Prospectus. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

     The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, PIMCO may consider such factors as PIMCO's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities.

Foreign (Non-U.S.) Securities

     The Fund may invest some or all of its total assets in U.S. dollar-denominated corporate debt obligations of foreign issuers, including foreign corporate issuers, such as foreign banks (see "--Bank Obligations" above), and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supra-national government entities. The Fund may also invest up to 10% of its total assets in debt instruments denominated in foreign currencies (of both developed and "emerging market" countries), including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund may invest up to 7.5% of its total assets in securities of issuers located in "emerging market" countries.

     The U.S. dollar-denominated foreign securities in which the Fund may invest include Eurodollar obligations and "Yankee Dollar" obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

     The Fund may also invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or Global Depository Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

     The Fund also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

     Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the

Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

     Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

     Emerging Market Securities. The risks of investing in foreign securities are particularly high when securities of issuers based in or denominated in currencies of developing (or "emerging market") countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

     Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     The Fund's investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Foreign Currency Transactions

     The Fund also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "--Derivative Instruments" below), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency exchange contracts ("forwards") with terms generally of less than one year. The Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Suitable currency hedging transactions may not be available in all circumstances and PIMCO may decide not to use hedging transactions that are available.

     A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Fund's custodian of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of the Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

     Lock In. When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

     Direct Hedge. If PIMCO wants to eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO believes that the Fund can benefit from price appreciation in a given country's debt obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

     Proxy Hedge. PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

     Costs of Hedging. When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

     It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund's dividend distribution and are not reflected in its yield.

     Tax Consequences of Hedging. Under applicable tax law, the Fund's hedging activities may result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

     Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange Warrants(SM) ("CEWs(SM)"), are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time values" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

     Principal Exchange Rate Linked Securities. Principal exchange rate linked securities ("PERLs(SM)") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Performance Indexed Paper. Performance indexed paper ("PIPs(SM)") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Mortgage-Related and Other Asset-Backed Securities

     The Fund may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. See "--Mortgage Pass-Through Securities" below. Certain debt obligations are also secured with collateral consisting of mortgage-related securities. See "--Collateralized Mortgage Obligations ("CMOs")" below.

     Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (the "GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (the "FNMA") or the Federal Home Loan Mortgage Corporation (the "FHLMC"). The principal governmental guarantor of mortgage-related securities is the

GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in PIMCO's opinion are illiquid if, as a result, more than 20% of the value of the Fund's total assets (taken at market value at the time of investment) will be invested in illiquid securities.

     Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions (see "Investment Restrictions") by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds (the "Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (the "Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

     FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See "--Stripped Mortgage-Backed Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup some or all of its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     Other Asset-Backed Securities. Similarly, PIMCO expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Fund. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates ("EETCs") and Certificates for Automobile Receivables(SM)("CARS(SM)").

     Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. Airline EETCs generally have credit enhancement in the form of overcollateralization and cross-subordination (i.e., multiple tranches and multiple aircraft as collateral). They also generally have a dedicated liquidity facility provided by a third-party insurer to insure that coupon payments are made on a timely basis until collateral is liquidated in the event of a default by the lessor of the collateral. Aircraft EETCs issued by registered U.S. carriers also benefit from a special section of the U.S. Bankruptcy Code, which allows the aircraft to be sold by the trust holding the collateral to repay note holders without participating in bankruptcy proceedings. EETCs tend to be less liquid than corporate bonds.

     CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with the Fund's investment objective and policies, PIMCO also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence or defalcation of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. In addition to losses associated with a decline in the value of the underlying assets, the insolvency of entities that generate receivables or that utilize the assets may result in costs and delays.

Variable and Floating Rate Securities

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

     The Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Inflation-Indexed Bonds

     The Fund may invest in inflation-indexed bonds, which are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Bonds

     The Fund may invest in "event-linked bonds." Event-linked bonds, which are sometimes referred to as "catastrophe bonds," are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated.

Delayed Funding Loans and Revolving Credit Facilities

     The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

     The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see "--Loan Participations and Assignments." Participation interests in revolving credit facilities will be subject to the limitations discussed in "--Loan Participations and Assignments." Delayed funding loans and revolving credit facilities are considered to be debt obligations for the purposes of the Fund's investment restriction relating to the lending of funds or assets by the Fund.

Derivative Instruments

     In pursuing its investment objective, the Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options") to add leverage to the portfolio, for hedging purposes or as part of its overall investment strategy. The Fund also may enter into swap agreements with respect to interest rates, currencies, securities indexes and other assets and measures of risk or return. If other types of financial instruments, including other types of options, futures contracts or futures options are traded in the future, the Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective.

     The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

     The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

     Options on Securities, Swap Agreements and Indexes. The Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

     An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." In the case of a call option on a debt obligation or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees.

     If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund's securities may be denominated. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on

U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.

     Futures Contracts and Options on Futures Contracts. The Fund may invest in interest rate futures contracts and options thereon ("futures options"). The Fund may also purchase and sell futures contracts on corporate debt obligations (to the extent they are available) and U.S. Government and agency securities, as well as purchase put and call options on such futures contracts.

     A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Fund avoids being deemed a "commodity pool" or a "commodity pool operator," the Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's debt obligations or the price of the debt obligations that the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Fund may also enter into OTC options on futures contracts.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Limitations on Use of Futures and Futures Options. As noted above, the Fund generally intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in the money," would exceed 5% of the Fund's liquidation value, after taking into account unrealized profits and unrealized losses on any such contracts into which the Fund has entered. A call option is "in the money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in the money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

     When selling a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

     To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund's obligations under futures contracts and related options, such use will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

     The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Tax Matters."

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of debt obligations. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

     Swap Agreements. The Fund may enter into swap agreements with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return. The Fund may also enter into options on swap agreements ("swaptions"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may use interest rate caps, floors and collars to a substantial degree in connection with its leveraging strategies. See "--Certain Interest Rate Transactions" below and "The Fund's Investment Objective and Strategies--Certain Interest Rate Transactions" in the Prospectus. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write
(sell) and purchase put and call swaptions.

     Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). The Fund may use swap agreements to add leverage to the portfolio. The Fund, except with regard to credit default swaps, as described below, may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities and borrowings.

     Whether the Fund's use of swap agreements or swaptions will be successful in furthering its investment objective will depend on PIMCO's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA.

     Certain Interest Rate Transactions. As described above, the Fund may enter into interest rate swaps and caps. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund's variable rate payment obligation on the Preferred Shares or any other preferred shares of beneficial interest that the Fund may issue or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Common Shares as a result of the Fund's investments and capital structure, and may also use these instruments for other hedging purposes.

Credit Default Swaps

     The Fund may enter into credit default swap contracts for hedging purposes or to add leverage to the portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

     The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

     The Fund may invest up to 10% of its total assets in credit default swaps, as measured by the notional amounts of the swaps. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. The Manager currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the 20% restriction on illiquid investments.

Structured Notes and Other Hybrid Instruments

     The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(indices) or other assets. Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. The Fund may use structured notes to add leverage to the portfolio and for investment as well as risk management purposes, such as to reduce the interest rate sensitivity of the Fund's portfolio (and thereby decrease the Fund's exposure to interest rate risk). Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, by reducing the duration of the Fund's portfolio, structured notes may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline). Although structured instruments are not necessarily illiquid, the Manager believes that currently most structured instruments are illiquid.

     The Fund may invest in other types of "hybrid" instruments which combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

     Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

U.S. Government Securities

     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See "--Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities." Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Municipal Bonds

     The Fund may invest in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), is exempt from federal income taxes ("municipal bonds"), although dividends that the Fund pays that are attributable to such interest will not be tax-exempt to shareholders of the Fund.

     Municipal bonds share the attributes of debt obligations in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

     Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

When-Issued, Delayed Delivery and Forward Commitment Transactions

     The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price.

Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

     When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

     When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Repurchase Agreements

     For the purposes of maintaining liquidity and achieving income, the Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. PIMCO will monitor the creditworthiness of the counter parties.

Borrowing

     The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. The Fund may from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes.

     Under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowing, is at least 300% of such principal amount. If the Fund borrows it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the holders of Preferred Shares ("Preferred Shareholders") to elect a majority of the Trustees of the Fund.

     As described elsewhere in this section, the Fund also may enter into certain transactions, including credit default swap contracts and other derivative instruments and, prior to the issuance of Preferred Shares, reverse repurchase agreements, although the Fund's exposure to credit default swaps and certain other derivative instruments will be limited by the Fund's 20% limit on illiquid investments to the extent they are determined to be illiquid. The Fund may enter into these transactions in order to add leverage to the portfolio. See "Investment Objective and Strategies," "Principal Risks of the Fund - Liquidity Risk" and "Principal Risks of the Fund - Leverage Risk" in the Prospectus. The Fund may (but is not required to) cover its commitment under these instruments by the segregation of assets determined to be liquid by PIMCO in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment, or by entering into offsetting transactions or owning positions covering its obligations. In that case, the instruments will not be considered "senior securities" under the 1940 Act for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Preferred Shares. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Mortgage Dollar Rolls

     A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction the Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

     As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Fund's overall limitations on investments in illiquid securities.

Short Sales

     The Fund may make short sales of securities as part of its overall portfolio management strategy and to offset potential declines in long positions in securities in the Fund's portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

     When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called "naked" short sales (i.e., short sales that are not "against the box"), in which case the Fund's losses could theoretically be unlimited, in cases where the Fund is unable for whatever reason to close out its short position. The Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Illiquid Securities

     The Fund may invest up to 20% of its total assets in securities which are illiquid at the time of investment. The term "illiquid securities" for this purpose is determined using the Securities and Exchange Commission's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

     Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Portfolio Trading and Turnover Rate

     Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what PIMCO believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

     A change in the securities held by the Fund is known as "portfolio turnover." PIMCO manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Transactions in the Fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

     The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

Warrants to Purchase Securities

     The Fund may invest in warrants to purchase debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Securities Loans

     Subject to the Fund's "Investment Restrictions" listed below, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than one-third of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by PIMCO to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower.

In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

Participation on Creditors Committees

     The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when PIMCO believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

Short-Term Investments / Temporary Defensive Strategies

     Upon PIMCO's recommendation, for temporary defensive purposes and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in investments of non-corporate issuers, including high quality, short-term debt instruments. Such investments may prevent the Fund from achieving its investment objective.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest of the Fund (including the Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest of the Fund (including the Preferred Shares) voting as a separate class:

          (1) Concentrate its investments in a particular "industry," as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

          (2) With respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

          (3) Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

          (4) Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

          (5) Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

          (6) Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

          (7) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

     For purposes of the foregoing and "Description of Shares--Preferred Shares--Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

     Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by PIMCO to be of comparable quality), or change in the percentage of the Fund's total assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund's investment portfolio, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment until PIMCO determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating agencies assign different ratings to the same security, PIMCO will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

     The Fund would be deemed to "concentrate" in a particular industry if it invested more than 25% of its net assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

     The Fund may not change its policy to invest at least 80% of its total assets in corporate income-producing securities unless it provides shareholders with at least 60 days' written notice of such change.

     To the extent the Fund covers its commitment under a reverse repurchase agreement, credit default swap or other derivative instrument by the segregation of assets determined by PIMCO to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment, such instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Preferred Shares.

     The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

     It is a condition of the issuance of the Preferred Shares that they be issued with a credit quality rating of "Aaa" from Moody's. In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's ability to achieve its investment objective. Moody's receives fees in connection with their ratings issuances.

                             MANAGEMENT OF THE FUND

Trustees and Officers

     The business of the Fund is managed under the direction of the Fund's Board of Trustees. Subject to the provisions of the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration"), its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers.

     The Trustees and officers of the Fund, their ages, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

                              Independent Trustees*

                                                                                     Number of
                                         Term of                                     Portfolios
                                       Office and                                     in Fund         Other
                          Position(s)   Length of                                     Complex     Directorships
   Name, Address and      Held with       Time         Principal Occupation(s)        Overseen       Held by
          Age               Fund         Served        During the Past 5 Years       by Trustee      Trustee
Paul Belica                Trustee      Since        Trustee, Fixed Income               13           None.
Age 81                                  inception    SHares, PIMCO Corporate
                                        (October,    Income Fund, PIMCO Municipal
                                        2002).       Income Fund, PIMCO
                                                     California Municipal Income
                                                     Fund, PIMCO New York
                                                     Municipal Income Fund, PIMCO
                                                     Municipal Income Fund II,
                                                     PIMCO California Municipal
                                                     Income Fund II, PIMCO New
                                                     York Municipal Income Fund
                                                     II, PIMCO Municipal Income
                                                     Fund III, PIMCO California
                                                     Municipal Income Fund III
                                                     and PIMCO New York Municipal
                                                     Income Fund III; Manager,
                                                     Stratigos Fund, LLC,
                                                     Whistler Fund, LLC, Xanthus
                                                     Fund, LLC and Wynstone Fund,
                                                     LLC; Director, Student Loan
                                                     Finance Corp., Education
                                                     Loans, Inc., Goal Funding,
                                                     Inc., Surety Loan Funding,
                                                     Inc. Formerly, Advisor,
                                                     Salomon Smith Barney Inc.;
                                                     Director, Central European
                                                     Value Fund, Inc., Deck House
                                                     Inc., The Czech Republic
                                                     Fund, Inc.
Robert E. Connor           Trustee      Since        Trustee, Fixed Income               14           None.
Age 68                                  inception    SHares, PIMCO Corporate

                                                                                     Number of
                                         Term of                                     Portfolios
                                       Office and                                     in Fund         Other
                          Position(s)   Length of                                     Complex     Directorships
   Name, Address and      Held with       Time         Principal Occupation(s)        Overseen       Held by
          Age               Fund         Served        During the Past 5 Years       by Trustee      Trustee
                                        (October,    Income Fund, PIMCO Municipal
                                        2002).       Income Fund, PIMCO
                                                     California Municipal
                                                     Income Fund, PIMCO New
                                                     York Municipal Income
                                                     Fund, PIMCO Municipal
                                                     Income Fund II, PIMCO
                                                     California Municipal
                                                     Income Fund II, PIMCO
                                                     New York Municipal
                                                     Income Fund II, PIMCO
                                                     Municipal Income Fund
                                                     III, PIMCO California
                                                     Municipal Income Fund
                                                     III and PIMCO New York
                                                     Municipal Income Fund
                                                     III; Director,
                                                     Municipal Advantage
                                                     Fund, Inc.; Corporate
                                                     Affairs Consultant.
                                                     Formerly, Senior Vice
                                                     President, Corporate
                                                     Office, Salomon Smith
                                                     Barney Inc.

John J. Dalessandro II*    Trustee      Since        President and Director, J.J.        11           None.
Age 65                                  inception    Dalessandro II Ltd.,
                                        (October,    registered broker-dealer and
                                        2002).       member of the New York Stock
                                                     Exchange; Trustee, PIMCO
                                                     Corporate Income Fund, PIMCO
                                                     Municipal Income Fund, PIMCO
                                                     California Municipal Income
                                                     Fund, PIMCO New York
                                                     Municipal Income Fund, PIMCO
                                                     Municipal Income Fund II,
                                                     PIMCO California Municipal
                                                     Income Fund II, PIMCO New
                                                     York Municipal Income Fund
                                                     II, PIMCO Municipal Income
                                                     Fund III, PIMCO California
                                                     Municipal Income Fund III
                                                     and PIMCO New York Municipal
                                                     Income Fund III.

------------------

* Mr. Dalessandro is treated by the Fund as not being an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, the Manager, PIMCO or the Underwriters, despite his affiliation with J.J. Dalessandro II Ltd., a member of the New York Stock Exchange, Inc. (the "Exchange") that operates as a floor broker and does not effect portfolio transactions for entities other than other members of the Exchange.

                               Interested Trustees

     Currently no Trustees are treated as "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund.

     In accordance with the Fund's staggered board (see "Anti-Takeover and Other Provisions in the Declaration of Trust"), the Common Shareholders of the Fund will elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of Common Shareholders, unless any preferred shares of beneficial interest are outstanding, in which event the holders of preferred shares (including the Preferred Shares), voting as a separate class, will elect two Trustees and the remaining Trustee(s) shall be elected by Common Shareholders and the holders of preferred shares (including the Preferred Shares), voting together as a single class. The holders of preferred shares (including the Preferred Shares) will be entitled to elect a majority of the Fund's Trustees under certain circumstances.

                                    Officers

                                         Term of
                         Position(s)    Office and
                         Held with      Length of
Name, Address and Age       Fund       Time Served      Principal Occupation(s) During the Past 5 Years
Stephen J. Treadway       Chairman      Since         Managing Director, Allianz Dresdner Asset Management
2187 Atlantic Street                    inception     of America L.P.; Managing Director and Chief
Stamford, CT 06902                      (October,     Executive Officer, PIMCO Advisors Fund Management LLC
Age 55                                  2002).        (formerly PIMCO Funds Advisors LLC); Managing
                                                      Director and Chief Executive Officer, PIMCO Advisors
                                                      Distributors LLC ("PAD"); Trustee and Chairman, PIMCO
                                                      Funds: Multi-Manager Series; Chairman, Fixed Income
                                                      SHares; Trustee, Chairman and President, OCC Cash
                                                      Reserves, Inc. and OCC Accumulation Trust; Trustee
                                                      and Chairman, PIMCO Corporate Income Fund, PIMCO
                                                      Municipal Income Fund, PIMCO California Municipal
                                                      Income Fund, PIMCO New York Municipal Income Fund,
                                                      PIMCO Municipal Income Fund II, PIMCO California
                                                      Municipal Income Fund II, PIMCO New York Municipal
                                                      Income Fund II and Municipal Advantage Fund, Inc.;
                                                      Chairman, PIMCO Municipal Income Fund III, PIMCO
                                                      California Municipal Income Fund III and PIMCO New
                                                      York Municipal Income Fund III; formerly, Executive
                                                      Vice President, Smith Barney Inc.

Brian S. Shlissel         President     Since         Senior Vice President, PIMCO Advisors Fund Management
Age 38                    and Chief     inception     LLC; Executive Vice President and Treasurer, OCC Cash
                          Executive     (October,     Reserves, Inc. and OCC Accumulation Trust; President
                          Officer       2002).        and Chief Executive Officer, Fixed Income SHares,
                                                      PIMCO Corporate

                                         Term of
                         Position(s)    Office and
                         Held with      Length of
Name, Address and Age       Fund       Time Served      Principal Occupation(s) During the Past 5 Years
                                                      Income Fund, PIMCO Municipal Income Fund, PIMCO
                                                      California Municipal Income Fund, PIMCO New York
                                                      Municipal Income Fund, PIMCO Municipal Income Fund
                                                      II, PIMCO California Municipal Income Fund II, PIMCO
                                                      New York Municipal Income Fund II, PIMCO Municipal
                                                      Income Fund III, PIMCO California Municipal Income
                                                      Fund III, PIMCO New York Municipal Income Fund III
                                                      and Municipal Advantage Fund, Inc.; formerly, Vice
                                                      President, Mitchell Hutchins Asset Management Inc.

Lawrence G. Altadonna     Treasurer;    Since         Vice President, Mutual Fund Services, PIMCO Advisors
Age 36                    Principal     inception     Fund Management LLC; Treasurer and Principal
                          Financial     (October,     Financial and Accounting Officer, PIMCO Corporate
                          and           2002).        Income Fund, PIMCO Municipal Income Fund, PIMCO
                          Accounting                  California Municipal Income Fund, PIMCO New York
                          Officer                     Municipal Income Fund, PIMCO Municipal Income Fund
                                                      II, PIMCO California Municipal Income Fund II, PIMCO
                                                      New York Municipal Income Fund II, PIMCO Municipal
                                                      Income Fund III, PIMCO California Municipal Income
                                                      Fund III, PIMCO New York Municipal Income Fund III
                                                      and Municipal Advantage Fund, Inc.; Treasurer, Fixed
                                                      Income SHares; Assistant Treasurer, OCC Cash
                                                      Reserves, Inc. and OCC Accumulation Trust. Formerly,
                                                      Director of Fund Administration, Prudential
                                                      Investments.

Newton B. Schott, Jr.     Vice          Since         Managing Director, Chief Administrative Officer,
2187 Atlantic Street      President,    inception     Secretary and General Counsel, PAD; Managing
Stamford, CT 06902        Secretary     (October,     Director, Chief Legal Officer and Secretary, PIMCO
Age 60                                  2002).        Advisors Fund Management LLC; President, Chief
                                                      Executive Officer and Secretary, PIMCO Funds:
                                                      Multi-Manager Series; Vice President and Secretary,
                                                      PIMCO Corporate Income Fund, PIMCO Municipal Income
                                                      Fund, PIMCO California Municipal Income Fund, PIMCO
                                                      New York Municipal Income Fund, PIMCO Municipal
                                                      Income Fund II, PIMCO California Municipal Income
                                                      Fund II, PIMCO New York Municipal Income Fund II,
                                                      PIMCO Municipal Income Fund III, PIMCO California
                                                      Municipal Income Fund III, PIMCO New York Municipal
                                                      Income Fund III and Municipal Advantage Fund, Inc.;
                                                      Secretary, Fixed Income SHares. Formerly, Vice
                                                      President and Clerk, PIMCO Advisors Funds.

Mark Kiesel               Vice          Since         Executive Vice President, PIMCO; co-portfolio
840 Newport Center Drive  President     inception     manager of the Fund and other investment vehicles
Newport Beach, CA 92660                 (October,     managed by PIMCO; joined PIMCO in 1996.
Age 33                                  2002).

                                         Term of
                         Position(s)    Office and
                         Held with      Length of
Name, Address and Age       Fund       Time Served      Principal Occupation(s) During the Past 5 Years
David C. Hinman           Vice          Since         Executive Vice President, PIMCO; co-portfolio
840 Newport Center Drive  President     inception     manager of the Fund and other investment vehicles
Newport Beach, CA 92660                 (October,     managed by PIMCO; joined PIMCO in 1995.
Age 35                                  2002).

     For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Fund are listed in the following table:

                                             Positions Held with Affiliated Persons or
             Name                               Principal Underwriters of the Fund
      Stephen J. Treadway                                   See above.

       Brian S. Shlissel                                    See above.

      Lawrence Altadonna                                    See above.

     Newton B. Schott, Jr.                                  See above.

          Mark Kiesel                                       See above.

        David C. Hinman                                     See above.

Committees of the Board of Trustees

     Audit Oversight Committee

     Provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, considers the selection of independent public accountants for the Fund and the scope of the audit, approves all significant services proposed to be performed by those accountants on behalf of the Fund, and considers other services provided by those accountants to the Fund, the Manager and PIMCO and the possible effect of those services on the independence of those accountants. Messrs. Belica and Connor serve on this committee.

     Nominating Committee

     Responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided any such recommendation is submitted in writing to the Fund, c/o Newton B. Schott, Jr., Secretary, at the address of the principal executive offices of the Fund. The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by a committee will be nominated for election to the Board. Messrs. Belica and Connor serve on this committee.

     Valuation Committee

     Reviews procedures for the valuation of securities and periodically reviews information from the Manager and PIMCO regarding fair value and liquidity determination made pursuant to the Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular valuation matters. Messrs. Belica and Connor serve on this committee.

     Compensation Committee

     The Compensation Committee periodically reviews and sets compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO. Messrs. Belica and Connor serve on this committee.

Securities Ownership

     For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund's family of investment companies as of [December 31, 2002]:

                                 [TO BE UPDATED]

                                                            Aggregate Dollar Range of Equity Securities in All
                                Dollar Range of Equity     Registered Investment Companies Overseen by Trustee
        Name of Trustee         Securities in the Fund              in Family of Investment Companies
          Paul Belica                  [None.]                           [(greater than) $100,00]

       Robert E. Connor                [None.]                                   [None.]

    John J. Dalessandro II             [None.]                                   [None.]

     For independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of [December 31, 2002]:

                                 [TO BE UPDATED]

        Name of Trustee     Name of Owners and
                             Relationships to                                     Value of     Percent of
                                 Trustee          Company     Title of Class     Securities      Class

Paul Belica                    [None.]

Robert E. Connor               [None.]

John J. Dalessandro II         [None.]

     As of [January 17, 2003,] the Fund's officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

     As of [January 17, 2003,] the following persons owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund's outstanding Common Shares as of such date.

                                                                       Percentage of the
                                                  Number of            Fund's outstanding
                                                   Common                shares as of
Shareholder                                        Shares              [January 17, 2003]
-----------                                        ------              ------------------
PIMCO Advisors Fund Management LLC
1345 Avenue of the Americas
New York, New York 10105

                                 [TO BE UPDATED]

Compensation

     Messrs. Belica, Connor and Dalessandro also serve as Trustees of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund III (together, the "Municipal Funds") and PIMCO Corporate Income Fund, ten closed-end funds for which the Manager serves as investment manager and PIMCO serves as portfolio manager. In addition to the Municipal Funds and PIMCO Corporate Income Fund, Mr. Belica is a director or trustee, as the case may be, of one open-end investment company (comprising two separate investment portfolios) advised by the Manager, and Mr. Connor is a director or trustee, as the case may be, of one open-end investment company (comprising two separate investment portfolios) and one closed-end investment company advised by the Manager. To the best of the Fund's knowledge, none of the "independent" Trustees has ever been a director, officer, or employee of, or a consultant to, the Manager, PIMCO, any one or more of the Underwriters or any one or more affiliates of any of the foregoing, except that Mr. Connor provides occasional editorial consulting services as an independent contractor to an administrative unit of Salomon Smith Barney Inc. As indicated above, certain of the officers and Trustees of the Fund are affiliated with the Manager and/or PIMCO.

     The Municipal Funds, PIMCO Corporate Income Fund and the Fund (together, the "PIMCO Closed-End Funds") are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO, receives $22,000 for each joint meeting for the first four joint meetings in each year and $11,000 for each additional joint meeting in such year if the meetings are attended in person. Trustees receive $5,500 per joint meeting if the meetings are attended telephonically. Members of the Audit Oversight Committee will receive $5,500 per joint meeting of the PIMCO Closed-End Funds' Audit Oversight Committees if the meeting takes place on a day other than the day of a regularly scheduled Board meeting. Trustees will also be reimbursed for meeting-related expenses.

     The PIMCO Closed-End Funds will allocate the Trustees' compensation and other costs of their joint meetings pro rata based on each PIMCO Closed-End Fund's net assets, including assets attributable to any Preferred Shares.

     It is estimated that the Trustees will receive the amounts set forth in the following table from the Fund for its initial fiscal year ending November 30, 2003. For the calendar year ended December 31, 2002, the Trustees received the compensation set forth in the following table for serving as trustees of other funds in the "Fund Complex." Each officer and Trustee who is a director, officer, partner or employee of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO serves without any compensation from the Fund.

                                 [TO BE UPDATED]

                                                                 Total Compensation
                                  Estimated Compensation     from the Fund Complex Paid
                                  from the Fund for the       to the Trustees for the
                                    Fiscal Year Ending          Calendar Year Ending
     Name of Trustee                November 30, 2003*          December 31, 2002**
     ---------------                ------------------          ------------------
Paul Belica                              $12,000

Robert E. Connor                         $12,000

John J. Dalessandro II                   $12,000

--------
     * Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year and upon estimated relative net assets of the PIMCO Closed-End Funds.

     [** In addition to the PIMCO Closed-End Funds, during the year ended December 31, 2002, Mr. Belica served as a trustee of one open-end investment company (comprising two separate investment portfolios) advised by the Manager, and Mr. Connor served as a director or trustee of one open-end investment company (comprising two separate investment portfolios) and one closed-end investment company advised by the Manager. These investment companies are considered to be in the same "Fund Complex" as the Fund.]

     The Fund has no employees. Its officers are compensated by the Manager and/or PIMCO.

Codes of Ethics

     The Fund, the Manager and PIMCO have each adopted a separate code of ethics governing personal trading activities of, as applicable, all Trustees and officers of the Fund, and directors, officers and employees of the Manager and PIMCO, who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Fund, the Manager or PIMCO, as applicable. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions (including with respect to securities that may be purchased or held by the Fund), and are required to preclear certain security transactions with the applicable compliance officer or his designee and to report certain transactions on a regular basis. The Fund, the Manager and PIMCO have each developed procedures for administration of their respective codes. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                    INVESTMENT MANAGER AND PORTFOLIO MANAGER

Investment Manager

     The Manager serves as investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") between it and the Fund. The Manager, a Delaware limited liability company organized in 2000, is wholly-owned by PIMCO Advisors Retail Holdings LLC (formerly known as PIMCO Advisory Services Holdings LLC), a wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM of America," formerly PIMCO Advisors L.P.). ADAM of America was organized as a limited partnership under Delaware law in 1987. ADAM of America's sole general partner is Allianz Paclife Partners LLC. Allianz Paclife Partners LLC is a Delaware limited liability company with two members, ADAM U.S. Holding LLC, a Delaware limited liability company, and Pacific Asset Management LLC, a Delaware limited liability company. ADAM U.S. Holdings LLC is a wholly-owned subsidiary of Allianz Dresdner Asset Management of America LLC, a wholly-owned subsidiary of Allianz of America, Inc., which is a wholly-owned subsidiary of Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company ("Pacific Life"), which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Pacific Mutual Holding Company is a Newport Beach, California-based insurance holding company. Pacific Life Insurance Company's address is 700 Newport Center Drive, Newport Beach, California.

     The general partner of ADAM of America has substantially delegated its management and control of ADAM of America to an Executive Committee. The Executive Committee of ADAM of America is comprised of Udo Frank, William S. Thompson, Jr. and Marcus Riess.

     The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. As of [December 31, 2002,] the Manager had approximately [$ ] billion in assets under management. As of [December 31, 2002], ADAM of America and its subsidiary partnerships had approximately $[_____] billion in assets under management.

     Allianz of America has entered into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in the Manager. The put option held by Pacific Life will allow it to require Allianz of America, on the last business day of each calendar quarter following May 5, 2000, to purchase at a formula-based price all units of the Manager owned directly or indirectly by Pacific Life. The call option held by Allianz of America will allow it, beginning January 31, 2003 or upon a change in control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, at the same formula-based price, all units of the Manager owned directly or indirectly by Pacific Life.

     As of the date of this Statement of Additional Information, significant institutional shareholders of Allianz AG currently include Munchener Ruckversicherungs-Gesellschaft AG ("Munich Re") and HypoVereinsbank. Allianz AG in turn owns more than 95% of Dresdner Bank AG. Credit Lyonnais, Munich Re and HypoVereinsbank, as well as certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, such as Dresdner Klienwort Benson North America LLC may be considered to be affiliated persons of the Manager and PIMCO. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as "Affiliated Brokers.") Absent an SEC exemption or other relief, the Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Fund's ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance.

     Allianz AG's address is Koniginstrasse 28, D-80802, Munich, Germany. Pacific Life's address is 700 Newport Center Drive, Newport Beach, CA 92660.

     The Manager, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by the Manager, the investments of the Fund. The Manager also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund. As more fully discussed below, the Manager has retained PIMCO, its affiliate, to serve as the Fund's portfolio manager.

     Under the terms of the Investment Management Agreement, subject to such policies as the Trustees of the Fund may determine, the Manager, at its expense, furnishes continuously an investment program for the Fund and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities subject always to the Fund's investment objective, policies and restrictions; provided that, so long as PIMCO serves as the portfolio manager for the Fund, the Manager's obligation under the Investment Management Agreement with respect to the Fund is, subject always to the control of the Trustees, to determine and review with PIMCO the investment policies of the Fund.

     Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of the Fund, shareholder accounting services and the accounting services for the Fund) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Fund's portfolio transactions may be placed with broker-dealers which furnish the Manager and PIMCO, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions and other transactions costs than it might otherwise pay.

     Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Manager an annual management fee, payable on a monthly basis, at the annual rate of 0.60% of the Fund's average daily net assets (including net assets attributable to Preferred Shares) for the services and facilities it provides. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

     Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by the Manager, including, without limitation, fees and expenses of Trustees who are not "interested persons" of the Manager or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

Portfolio Manager

     PIMCO serves as portfolio manager for the Fund pursuant to a portfolio management agreement (the "Portfolio Management Agreement") between PIMCO and the Manager. Under the Portfolio Management Agreement, subject always to the control of the Trustees and the supervision of the Manager, PIMCO's obligation is to furnish continuously an investment program for the Fund, to make investment decisions on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and all other investments for the Fund.

     Under the Portfolio Management Agreement, the Manager pays a portion of the fees it receives from the Fund to PIMCO in return for PIMCO's services, at the maximum annual rate of 0.39% of the Fund's average daily net assets (including assets attributable to any Preferred Shares) for the period from the commencement of Fund operations through December 31, 2007 (i.e., roughly the first five years of Fund operations) (the "Initial Period") and at the maximum annual rate of 0.55% of such average daily net assts thereafter while the Investment Management Agreement remains in effect (the "Remaining Period"), provided that the fee will be reduced to 0.325% during the Initial Period and 0.45% during the Remaining Period if and while the Manager is obligated to pay a fee to [Underwriter]. See "Underwriting" in the Prospectus.

     PIMCO has also agreed to reimburse the Manager for 65% of the fees that the Manager pays to members of the underwriting syndicate other than [Underwriter]. See "Underwriting" in the Prospectus.

     Originally organized in 1971, reorganized as a Delaware general partnership in 1994 and reorganized as a Delaware limited liability company in 2000, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The membership interests of PIMCO as of December 1, 2002, were held 91% by ADAM of America and 9% by the managing directors of PIMCO. As of [December 31, 2002], PIMCO had approximately $[ ] billion in assets under management. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660.

     Certain Terms of the Investment Management Agreement and Portfolio Management Agreement. The Investment Management Agreement and the Portfolio Management Agreement were each approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or PIMCO). The Investment Management Agreement and Portfolio Management Agreement will each continue in force with respect to the Fund for two years from their respective dates, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager, PIMCO or the Fund, and (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. Each of the Investment Management Agreement and Portfolio Management Agreement automatically terminates on assignment (within the meaning of the 1940 Act.). The Investment Management Agreement may be terminated on not less than 60 days' notice by the Manager to the Fund or by the Fund to the Manager. The Portfolio Management Agreement may be terminated on not less than 60 days' notice by the Manager to PIMCO or by PIMCO to the Manager, or by the Fund at any time by notice to the Manager and PIMCO.

     The Investment Management Agreement and the Portfolio Management Agreement each provide that the Manager or PIMCO, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     Basis for Approval of the Investment Management Agreement and Portfolio Management Agreement. In determining to approve the Investment Management Agreement and the Portfolio Management Agreement, the Trustees met with the relevant investment advisory personnel from the Manager and PIMCO and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement. See "Management of the Fund" in the Prospectus and this Statement of Additional Information. The Trustees also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources to be available at the Manager and PIMCO were appropriate to fulfill effectively the duties of the Manager and PIMCO on behalf of the Fund under the applicable agreement. The Trustees also considered the business reputation of the Manager and PIMCO, their financial resources and professional liability insurance coverage and concluded that they would be able to meet any reasonably foreseeable obligations under the applicable agreement.

     The Trustees received information concerning the investment philosophy and investment process to be applied by PIMCO in managing the Fund. In this connection, the Trustees considered PIMCO's in-house research capabilities as well as other resources available to PIMCO's personnel, including research services available to PIMCO as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that PIMCO's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

     The Trustees considered the scope of the services provided by the Manager and PIMCO to the Fund under the Investment Management Agreement and Portfolio Management Agreement, respectively, relative to services provided by third parties to other mutual funds. The Trustees noted that the Manager's and PIMCO's standard of care was comparable to that found in most investment company advisory agreements. See "--Certain Terms of the Investment Management Agreement and the Portfolio Management Agreement" above. The Trustees concluded that the scope of the Manager's and PIMCO's services to be provided to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

     The Trustees considered the quality of the services to be provided by the Manager and PIMCO to the Fund. The Trustees also evaluated the procedures of the Manager and PIMCO designed to fulfill their fiduciary duty to the Fund with respect to possible conflicts of interest, including their codes of ethics (regulating the personal trading of their officers and employees) (see "Management of the Fund--Code of Ethics" above), the procedures by which PIMCO allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of PIMCO in these matters. The Trustees also received information concerning standards of the Manager and PIMCO with respect to the execution of portfolio transactions. See "Portfolio Transactions" below.

     In approving the agreements, the Trustees also gave substantial consideration to the fees payable under the agreements. The Trustees reviewed information concerning fees paid to investment advisers of similar bond funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Manager. The Trustees evaluated the Manager's profitability with respect to the Fund, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive." In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds.

                             PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions

     Investment decisions for the Fund and for the other investment advisory clients of the Manager and PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by the Manager and PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by the Manager or PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Manager or PIMCO, as applicable. The Manager or PIMCO may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which the Manager or PIMCO believes is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

     There is generally no stated commission in the case of debt securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     Subject to the supervision of the Manager, PIMCO places all orders for the purchase and sale of portfolio securities, options, futures contracts and other instruments for the Fund and buys and sells such securities, options, futures and other instruments for the Fund through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, PIMCO, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     Subject to the supervision of the Manager, PIMCO places orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Fund, PIMCO will seek the best price and execution of the Fund's orders. In doing so, the Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Fund's portfolio transactions. PIMCO may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of debt securities or other assets for the Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. Neither the management fee paid by the Fund to the Manager nor the portfolio management fee paid by the Manager to PIMCO is reduced because PIMCO and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, PIMCO may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in such Act) to PIMCO an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     The Fund may use broker-dealers that are affiliates (or affiliates of affiliates) of the Fund, the Manager and/or PIMCO, subject to certain restrictions discussed above under "Investment Manager and Portfolio Manager--Investment Advisor."

     References to PIMCO in this section would apply equally to the Manager if the Manager were to assume portfolio management responsibilities for the Fund and place orders for the purchase and sale of the Fund's portfolio investments.

                                  DISTRIBUTIONS

     See "Description of Preferred Shares - Dividends" and "Description of Capital Structure" in the Prospectus for information relating to distributions made to Fund shareholders.

     For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between and among Common Shares, the Series [ ] Preferred Shares, the Series [ ] Preferred Shares, the Series [ ] Preferred Shares, the Series [ ] Preferred Shares and the Series [ ] Preferred Shares in proportion to total distributions paid to each class for the year in which such net capital gain or other taxable income is realized.

     While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the Preferred Shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding Preferred Shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

     [The Board of Trustees has declared a dividend of $[       ] per Common
Share payable on ___________ __, 2003.]

                              DESCRIPTION OF SHARES

Common Shares

     The Fund's Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares currently outstanding have been issued with a par value of $0.00001 per share. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares currently outstanding have been fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust--Shareholder Liability" below, are non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund's Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such distributions. See "--Preferred Shares" below and "Description of Preferred Shares - Dividends and Dividend Periods - Restrictions on Dividends and Other Distributions" and "Description of Capital Structure" in the Prospectus.

     The Common Shares are listed on the New York Stock Exchange. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

     Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in corporate debt obligations have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other similar funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following any offering of Preferred Shares by the costs of that offering paid by the Fund. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund, such as the Fund, having a leveraged capital structure. Whether investors realize gains or losses upon the sale of Common Shares will not depend upon the Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Common Shares; Conversion to Open-End Fund."

Preferred Shares

     See "Description of Preferred Shares" and "Description of Capital Structure" in the Prospectus for information relating to the Preferred Shares.

     As used in this Statement of Additional Information and in the Prospectus, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Preferred Shares, with no deduction for the liquidation preference of the Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Shares from "net assets," so long as the Preferred Shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's Preferred Shares will be treated as stock (rather than indebtedness).

                        ADDITIONAL INFORMATION CONCERNING
                        THE AUCTIONS FOR PREFERRED SHARES

General

     Auction Agency Agreement. The Fund will enter into an auction agency agreement with the auction agent (currently Deutsche Bank Trust Company) which provides, among other things, that the auction agent will follow the auction procedures set forth in the Bylaws for purposes of determining the applicable rate for Preferred Shares whenever the applicable rate for such shares is to be based on the results of an auction.

     Broker-Dealer Agreements. Each auction requires the participation of one or more broker-dealers that have entered into separate agreements with the auction agent. The auction agent will enter into broker-dealer agreements with one or more broker-dealers selected by the Fund that provide for the participation of those broker-dealers in auctions for Preferred Shares.

     Securities Depository. The Depository Trust Company ("DTC") will act as securities depository for the agent members (defined below) with respect to the Preferred Shares. One certificate for the Preferred Shares will be registered in the name of Cede & Co., as nominee of DTC. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Preferred Shares contained in the Bylaws. Cede & Co. will be the holder of record of all Preferred Shares, and owners of the Preferred Shares will not be entitled to receive certificates representing their ownership interest in the Preferred Shares.

     DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each applicable participant (the "agent member") in Preferred Shares, whether for its own account or as a nominee for another person. A copy of the Fund's agreement with DTC is included as an Exhibit to the Registration Statement of which this Statement of Additional Information forms a part.

Auction Agent

     The auction agent will act as agent for the Fund in connection with auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement.

     The auction agent shall maintain a current registry of the existing holders of the Preferred Shares for purposes of each individual auction. The auction agent may rely upon, as evidence of the identities of the existing holders, the list of the initial existing holders of Preferred Shares and the broker-dealer of each such existing holder through which such existing holder purchased such shares, supplied to it by the Fund. The auction agent may also rely upon, as evidence of the identities of the existing holders the results of each auction and notices from any existing holder, the agent member of any existing holder or the broker-dealer of any existing holder with respect to such existing holder's transfer of any Preferred Shares to another person.

     The auction agent may terminate the auction agency agreement upon notice to the Fund on a date no earlier than 60 days after such notice. If the auction agent should resign, the Fund will attempt to appoint a successor auction agent. The Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into an agreement with a successor auction agent.

Broker-Dealers

     After each auction for the Preferred Shares, the auction agent will pay to each broker-dealer, from funds provided by the Fund, a service charge that will generally be at the annual rate of 1/4 of 1% of the stated value ($25,000) of the Preferred Shares held by such broker-dealer's customers upon settlement in such auction.

     The broker-dealer agreement provides that a broker-dealer may submit orders in auctions for its own account. If a broker-dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such broker-dealer, however, would not have knowledge of orders submitted by other broker-dealers in that auction.

     The Fund may request the auction agent to terminate one or more broker-dealer agreements at any time, provided that at least one broker-dealer agreement is in effect after such termination.

         ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

Shareholder Liability

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions

     As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

     The Fund's Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

     Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a "Material Transaction"): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) of any securities of the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Fund or such series or class in connection with a public offering, issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund and issuances of securities of the Fund or such series or class upon the exercise of any stock subscription rights distributed by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets or the assets of any series or class of shares of the Fund.

     Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund's shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund's Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

     In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below).

     In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See "Repurchase of Common Shares; Conversion to Open-End Fund" below.

     As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objective and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund's Common Shareholders generally.

     A "Continuing Trustee," as used in the discussion above, is any member of the Fund's Board of Trustees who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund's operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

     The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which have been filed as exhibits to the Fund's registration statement on file with the SEC.

Liability of Trustees

     The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares. There can be no assurance, however, that the Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

     Notwithstanding the foregoing, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

     The Fund's Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on Preferred Shares issued by the Fund and general market and economic conditions.

     The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under "Anti-Takeover and Other Provisions in the Declaration of Trust--Anti-Takeover Provisions"). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a "majority of the outstanding" Common Shares and, if issued, Preferred Shares voting together as a single class, and the holders of a "majority of the outstanding" Preferred Shares voting as a separate class, in order to authorize a conversion.

     If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares likely would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets. This would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Prospectus under "Principal Risks of the Fund--Leverage Risk."

     Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

     Taxation of the Fund. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

     (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

     (b) distribute with respect to each taxable year at least 90% of the sum of its net tax-exempt income, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

     (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

     If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions generally would be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     The Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income, and may distribute its net capital gain. The Fund may also retain for investment its net capital gain. If the Fund does retain any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     Fund Distributions. Distributions from the Fund will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term gain, regardless of how long a shareholder has held the shares in the Fund.

     Dividends (including Capital Gain Dividends) will be taxable as described above whether received in cash or in shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the new shares issued to the shareholder, or
(ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market.

     Dividends of net investment income received by corporate shareholders of the Fund as designated by the fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. It is not expected that any significant percentage of the Fund's distributions will so qualify. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds),
(2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

     The Internal Revenue Service currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate Capital Gain Dividends between and among its Common Shares, Series [ ] Preferred Shares, Series [ ] Preferred Shares, Series [ ] Preferred Shares, Series [ ] Preferred Shares and Series [ ] Preferred Shares in proportion to the total dividends paid to each such class with respect to such tax year. Dividends qualifying and not qualifying for the dividends received deduction will similarly be allocated between and among these classes.

     Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Where one or more such distributions occurs in any taxable year of the Fund, the available earnings and profits will be allocated, first, to the distributions made to the holders of any outstanding preferred shares of beneficial interest of the Fund (including the Preferred Shares), and only thereafter to distributions made to holders of Common Shares. As a result, the holders of any outstanding preferred shares of beneficial interest of the Fund (including the Preferred Shares) will receive a disproportionate share of the distributions treated as dividends, and the holders of the Common Shares will receive a disproportionate share of the distributions treated as a return of capital.

     Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus included in the price paid by the shareholders).

     Securities Issued or Purchased at a Discount. The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a market discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     Capital Loss Carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers.

     Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares and dispose of all Preferred Shares held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all Common Shares and dispose of all Preferred Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, or retains a substantial portion of its Preferred Shares, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the Preferred Shares held by a Preferred Shareholder and such shareholder is treated as having received a taxable dividend upon such redemption, there is a risk that Common Shareholders and non-redeeming Preferred Shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders.

     Original Issue Discount and Payment-in-Kind Securities. Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero-coupon security to accrue as income each year a portion of the discount at which the security was issued, even though the holder receives no interest payment in cash on the security during the year. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

     Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount including zero coupon securities and payment-in-kind securities. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high yield corporate debt obligations (including certain payment-in-kind securities) may be treated as a dividend for certain U.S. federal income tax purposes.

     Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

     Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

     Options, Futures, Forward Contracts and Swap Agreements. The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

     Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

     Foreign Currency Transactions. The Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

     Passive Foreign Investment Companies. Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

     Shares purchased through tax-qualified plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

     Non-U.S. Shareholders. Under U.S. federal tax law, dividends other than Capital Gain Dividends paid on shares beneficially held by a person who is a "foreign person" within the meaning of the Code, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which rate may, in some cases, be reduced by an applicable tax treaty. Dividends are subject to withholding even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax. If a beneficial holder who is a foreign person has a trade or business in the United States and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless
(i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

     If you are eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by you in the United States.

     A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

     Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is (i) 30% for amounts paid during 2002 and 2003, (ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid during 2006 through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

     In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

     Recent Tax Proposal. The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

     General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

     The Fund may be a suitable investment for a shareholder who is thinking of adding corporate bond investments to his portfolio to balance the stocks that the shareholder is holding.

     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

     The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

     Past performance is not indicative of future results.

     For the period ended December 27, 2002 (the commencement of the Fund's operations) through _________ __, 2003, the Fund's net [increase/decrease] in
net assets resulting from investment operations was $[         ].

               CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

     State Street Bank and Trust Co., 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services.

     PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.

     Deutsche Bank Trust Company Americas serves as auction agent, transfer agent, registrar, dividend paying agent and redemption agent for the Preferred Shares.

                             INDEPENDENT ACCOUNTANTS

     [___________________________________________], serves as independent accountants for the Fund. [_______________________________________] provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings to the Fund.

                                     COUNSEL

     Ropes & Gray, One International Place, Boston, MA 02110, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

                             REGISTRATION STATEMENT

     A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission (the "SEC"), Washington, D.C. The Prospectus and this Statement of Additional Information are parts of, but do not contain all of the information set forth in, the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                              FINANCIAL STATEMENTS

       [Financial Statements are to be filed by pre-effective amendment.]

                                   APPENDIX A

                               AUCTION PROCEDURES

                           [To be filed by amendment.]

                                   APPENDIX B

                              SETTLEMENT PROCEDURES

                           [To be filed by amendment.]

                                   APPENDIX C

                       SECOND AMENDED AND RESTATED BYLAWS

                           [To be filed by amendment.]

                           PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

1. Financial Statements:

         Included in Part A: Not applicable

         Included in Part B: To be filed by Amendment.

2. Exhibits:


a.1   Agreement and Declaration of Trust dated September 13, 2002.(1)

a.2 Amended and Restated Agreement and Declaration of Trust dated November 19, 2002.(2)

b.1   Bylaws of Registrant dated September 13, 2002.(1)

b.2 Second Amended and Restated Bylaws of Registrant, to be filed by amendment.

c.    None.

d.1 Article III (Shares) and Article V (Shareholders' Voting Powers and Meetings) of the Amended and Restated Agreement and Declaration of Trust.(2)

d.2 Article 10 (Shareholders' Voting Powers and Meetings) of the Second Amended and Restated Bylaws of Registrant, to be filed by amendment.

d.3   Form of Share Certificate of the Common Shares.(2)

d.4 Specimen Certificate representing the Registrant's Auction Rate Preferred Shares of beneficial interest ("Preferred Shares"), to be filed by amendment.

e.    Terms and Conditions of Dividend Reinvestment Plan.(2)

f.    None.

g.1 Investment Management Agreement between Registrant and PIMCO Advisors Fund Management LLC dated November 19, 2002.(3)

g.2 Portfolio Management Agreement between PIMCO Advisors Fund Management LLC and Pacific Investment Management Company LLC dated November 19, 2002.(3)

h.    Underwriting Agreement for the Preferred Shares, to be filed by amendment.

i.    None.

j. Form of Custodian and Investment Accounting Agreement between Registrant and State Street Bank & Trust Co.(3)

k.1   Form of Transfer Agency Services Agreement between Registrant and
      PFPC Inc.(2)

k.2 Organizational and Offering Expenses Reimbursement Agreement between Registrant and PIMCO Advisors Fund Management LLC dated November 19, 2002.(3)

k.3 Auction Agency Agreement between the Registrant and the Auction Agent as to the Registrant's Preferred Shares, to be filed by amendment.

k.4 Broker-Dealer Agreement as to the Registrant's Preferred Shares, to be filed by amendment.

k.5 Depository Trust Company Representations Letter as to the Registrant's Preferred Shares, to be filed by amendment.

l. Opinion and consent of Ropes & Gray as to the Registrant's Preferred Shares, to be filed by amendment.

m.     None.

n. Consent of Registrant's independent accountants, to be filed by amendment.

o.     None.

p. Subscription Agreement of PIMCO Advisors Fund Management LLC dated November 19, 2002.(3)

q.     None.

r.1    Code of Ethics of Registrant dated November 19, 2002.(2)

r.2 Code of Ethics of PIMCO Advisors Fund Management LLC, dated January 1, 2002.(2)

r.3 Code of Ethics of Pacific Investment Management Company LLC, dated December 31, 2001.(2)

s. Power of Attorney for each of Messrs. Belica, Connor, Dalessandro, Altadonna and Shlissel, filed herewith.
----------

       (1) Incorporated by reference to the Registrant's Initial Registration Statement on Form N-2, File No. 333-100699, filed on October 23, 2002.

       (2) Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registrant's Initial Registration Statement on Form N-2, File No. 333-100699, filed on November 22, 2002.

       (3) Incorporated by reference to the Pre-Effective Amendment No.2 to the Registrant's Initial Registration Statement on Form N-2, File No. 333-100699, filed on December 23, 2002.

Item 25: Marketing Arrangements

         Marketing arrangements relating to Registrant's Preferred Shares will be filed by amendment.

Item 26: Other Expenses of Issuance and Distribution

         Securities and Exchange Commission Fees               $       *
         National Association of Securities Dealers, Inc. Fees         *
         Printing and engraving expenses                               *
         Legal fees                                                    *
         New York Stock Exchange listing fees                          *
         Accounting expenses                                           *
         Transfer Agent fees                                           *
         Marketing expenses                                            *
         Miscellaneous expenses                                        *
                                                               ---------
             Total                                                     *

         * Estimated expense. To be filed by amendment.

Item 27: Persons Controlled by or under Common Control with Registrant

      Not applicable.

Item 28: Number of Holders of Securities

      At January __, 2003
                                                      Number of
               Title of Class                       Record Holders
               --------------                       --------------

         Preferred Shares, par value $0.00001              0
         Common Shares, par value $0.00001      to be filed by amendment

Item 29: Indemnification

     Reference is made to Article VIII, Sections 1 through 4, of the Registrant's Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference herein.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, its Amended and Restated Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30: Business and Other Connections of Investment Adviser

       Descriptions of the business of PIMCO Advisors Fund Management LLC, the Registrant's investment manager, and Pacific Investment Management Company LLC, the Registrant's portfolio manager, are set forth under the captions "Investment Manager" and "Portfolio Manager" under "Management of the Fund" in both the prospectus and Statement of Additional Information forming part of this Registration Statement. The following sets forth business and other connections of each director and executive officer (and persons performing similar functions) of PIMCO Advisors Fund Management LLC and Pacific Investment Management Company LLC.

                       PIMCO Advisors Fund Management LLC
                           1345 Avenue of the Americas
                               New York, NY 10105

Name                Position with Advisor         Other Connections
----------------    --------------------------    ------------------------------

Larry A. Altadonna  Vice President                Vice President, OpCap Advisors
                                                  LLC

Andrew Bocko        Senior Vice President and     Senior Vice President,
                    Director of IT                PIMCO Advisors Fund Management
                                                  LLC, Allianz Dresdner Asset
                                                  Management U.S. Equities LLC,
                                                  PIMCO Advisors Fund Management
                                                  LLC, Allianz Dresdner Asset
                                                  Management of America L.P.

Tim Clark           Managing Director

Cindy Columbo       Vice President

Patrick Coyne       Vice President

Derek Hayes         Senior Vice President

Steve Jobe          Senior Vice President

Alan Kwan           Vice President

John C. Maney       Chief Financial Officer       Executive Vice President and
                                                  Chief Financial Officer,
                                                  Allianz Dresdner Asset
                                                  Management of America L.P.,
                                                  Chief Financial Officer, PIMCO
                                                  Advisors Fund Management
                                                  LLC, Allianz Dresdner Asset
                                                  Management U.S. Equities
                                                  LLC, Cadence Capital
                                                  Management LLC, NFJ
                                                  Investment Group L.P., OCC
                                                  Distributors LLC, OpCap
                                                  Advisors LLC, Oppenheimer
                                                  Capital LLC, Pacific
                                                  Investment Management
                                                  Company LLC, PIMCO Advisors
                                                  Managed Accounts LLC, PIMCO
                                                  Advisors CD Distributors
                                                  LLC, PIMCO Equity Advisors
                                                  LLC, PIMCO Equity Partners
                                                  LLC, PIMCO Advisors
                                                  Advertising Agency Inc.,
                                                  PIMCO Advisors Distributors
                                                  LLC, Allianz Private Client
                                                  Services LLC, and StocksPLUS
                                                  Management Inc.

Vinh T. Nguyen      Vice President and            Vice President and Controller,
                    Controller                    PIMCO Advisors Fund Management
                                                  LLC, Allianz Dresdner Asset
                                                  Management of America L.P.,
                                                  Allianz Dresdner Asset
                                                  Management U.S. Equities LLC,
                                                  Cadence Capital Management
                                                  LLC, NFJ Investment Group
                                                  L.P., OCC Distributors LLC,
                                                  OpCap Advisors LLC,
                                                  Oppenheimer Capital LLC,
                                                  Pacific Investment Management
                                                  Company LLC, PIMCO Advisors
                                                  Managed Accounts LLC, PIMCO
                                                  Advisors CD Distributors LLC,
                                                  PIMCO Equity Advisors LLC,

                                                  PIMCO Equity Partners LLC,
                                                  PIMCO Advisors Advertising
                                                  Agency Inc., PIMCO Advisors
                                                  Distributors LLC, Allianz
                                                  Private Client Services LLC,
                                                  and StocksPLUS Management Inc.

Francis C. Poli        Executive Vice President,  Chief Legal and Compliance
                       Director of Compliance     Officer, PIMCO Advisors Fund
                       and Assistant Secretary    Management LLC, Allianz
                                                  Dresdner Asset Management Of
                                                  America L.P., Allianz Dresdner
                                                  Asset Management U.S. Equities
                                                  LLC, Allianz Hedge Fund
                                                  Partners L.P., Allianz Private
                                                  Client Services LLC, Cadence
                                                  Capital Management LLC, NFJ
                                                  Investment Group L.P., OCC
                                                  Distributors LLC, OpCap
                                                  Advisors LLC, Oppenheimer
                                                  Capital LLC, PIMCO Advisors
                                                  Retail Holdings LLC, PIMCO
                                                  Advisors Managed Accounts LLC,
                                                  PIMCO Advisors CD Distributors
                                                  LLC, PIMCO Equity Advisors LLC

Bob Rokose             Vice President and
                       Assistant Controller

Newton B. Schott, Jr.  Managing Director,         Vice President, PIMCO Advisors
                       Chief Legal Officer        Managed Accounts LLC,
                       and Secretary              Executive Vice President,
                                                  Chief Legal Officer and
                                                  Secretary, PIMCO Advisors
                                                  Advertising Agency Inc.,
                                                  Managing Director, Executive
                                                  Vice President, General
                                                  Counsel and Secretary PIMCO
                                                  Advisors Distributors LLC

Brian S. Shlissel     Senior Vice President       Senior Vice President and
                                                  Treasurer, OpCap Advisors LLC

Stewart A. Smith       Vice President and         Secretary, PIMCO Advisors Fund
                       Assistant Secretary        Management LLC, Allianz
                                                  Dresdner Asset Management of
                                                  America L.P., Allianz Dresdner
                                                  Asset Management U.S.
                                                  Equities LLC, Allianz Hedge
                                                  Fund Partners L.P., Allianz
                                                  Private Client Services LLC,
                                                  Cadence Capital Management
                                                  LLC, NFJ Investment Group
                                                  L.P., PIMCO Advisors Retail
                                                  Holdings LLC, PIMCO Advisors
                                                  Managed Accounts LLC, PIMCO
                                                  Advisors CD Distributors LLC
                                                  and PIMCO Equity Advisors LLC,
                                                  Assistant Secretary,
                                                  Oppenheimer Capital LLC,
                                                  OpCap Advisors and OCC
                                                  Distributors LLC

Stephen J. Treadway    Managing Director and      Chairman, President and Chief
                       Chief Executive Officer    Executive Officer, PIMCO
                                                  Advisors Advertising Agency
                                                  Inc.; Managing Director and
                                                  Chief Executive Officer,
                                                  PIMCO Advisors Distributors
                                                  LLC, Managing Director,
                                                  PIMCO Advisors Managed
                                                  Accounts LLC, Allianz
                                                  Private Client Services LLC,
                                                  Allianz Dresdner Asset
                                                  Management of America L.P.

James G. Ward          Executive Vice President   Executive Vice President,
                       and Director of Human      Allianz Asset Management of
                       Resources                  America L.P., Director of
                                                  Human Resources, Allianz Asset
                                                  Management U.S. Equities LLC,
                                                  PIMCO Advisors Distributors
                                                  LLC

Michael B. Zuckerman   Vice President             Vice President, Allianz
                                                  Dresdner Asset Management of
                                                  America L.P., OCC Distributors
                                                  LLC, OpCap Advisors LLC, PIMCO
                                                  Advisors Managed Accounts LLC

                    Pacific Investment Management Company LLC
                                    ("PIMCO")
                       840 Newport Center Drive, Suite 300
                             Newport Beach, CA 92660

Name                          Business and Other Connections
----------------------------- --------------------------------------------------

Arnold, Tammie J.             Executive Vice President, PIMCO

Benz, William R. II           Managing Director, Executive Committee Member,
                              PIMCO

Bhansali, Vineer              Executive Vice President, PIMCO

Brynjolfsson, John B.         Executive Vice President, PIMCO

Burns, R. Wesley              Managing Director, PIMCO; President and Trustee of
                              PIMCO Funds and PIMCO Variable Insurance Trust;
                              President and Director of PIMCO Commercial
                              Mortgage Securities Trust, Inc.; Director, PIMCO
                              Funds: Global Investors Series plc and PIMCO
                              Global Advisors (Ireland) Limited

Cupps, Wendy W.               Executive Vice President, PIMCO

Dialynas, Chris P.            Managing Director, PIMCO

El-Erian, Mohamed A.          Managing Director, PIMCO

Gross, William H.             Managing Director and Executive Committee Member,
                              PIMCO; Director and Vice President, StocksPLUS
                              Management, Inc.; Senior Vice President of PIMCO
                              Funds and PIMCO Variable Insurance Trust

Hague, John L.                Managing Director, PIMCO

Hally, Gordon C.              Executive Vice President, PIMCO

Hamalainen, Pasi M.           Managing Director, PIMCO

Harris, Brent R.              Managing Director and Executive Committee Member,
                              PIMCO; Director and Vice President, StocksPLUS
                              Management, Inc.; Trustee and Chairman of PIMCO
                              Funds and PIMCO Variable Insurance Trust; Director and Chairman, PIMCO Commercial Mortgage Securities
                              Trust, Inc.; Managing Director, PIMCO Specialty
                              Markets LLC

Hinman, David C.              Executive Vice President, PIMCO

Hodge, Douglas M.             Executive Vice President, PIMCO; Director,
                              PIMCO JAPAN LTD

Holden, Brent L.              Managing Director, PIMCO

Isberg, Margaret E.           Managing Director, PIMCO; Senior Vice President of
                              PIMCO Funds

Keller, James M.              Managing Director, PIMCO

Kennedy, Raymond G.           Managing Director, PIMCO

Kiesel, Mark                  Executive Vice President, PIMCO

Loftus, John S.               Managing Director, PIMCO; Senior Vice President of
                              PIMCO Funds; Vice President and Assistant
                              Secretary, StocksPLUS Management, Inc.

Mariappa, Sudesh N.           Executive Vice President, PIMCO

Mather, Scott A.              Executive Vice President, PIMCO; Senior Vice
                              President, PIMCO Commercial Mortgage Securities
                              Trust, Inc.

McCray, Mark V.               Executive Vice President, PIMCO

McCulley, Paul A.             Managing Director, PIMCO

McDevitt, Joseph E.           Executive Vice President, PIMCO; Director and
                              Chief Executive Officer, PIMCO Europe Ltd

Meiling, Dean S.              Managing Director, PIMCO

Monson, Kristen S.            Executive Vice President, PIMCO

Muzzy, James F.               Managing Director, PIMCO; Director and Vice
                              President, StocksPLUS Management, Inc.; Senior
                              Vice President, PIMCO Variable Insurance Trust;
                              Vice President of PIMCO Funds; Director, PIMCO
                              Europe Ltd., PIMCO JAPAN LTD., PIMCO Asia Pte
                              Ltd., PIMCO Australia Pty Ltd.

Otterbein, Thomas J.          Executive Vice President, PIMCO

Phansalkar, Mohan V.          Executive Vice President, Secretary and Chief
                              Legal Officer, PIMCO; Vice President and
                              Secretary, StocksPLUS Management, Inc.

Podlich, William F.           Managing Director, PIMCO

Powers, William C.            Managing Director and Executive Committee Member,
                              PIMCO; Senior Vice President, PIMCO Commercial
                              Mortgage Securities Trust, Inc.

Schmider, Ernest L.           Managing Director, PIMCO

Simon, W. Scott               Executive Vice President, PIMCO

Thomas, Lee R.                Managing Director, PIMCO

Thompson, William S.          Managing Director and Executive Committee Member,
                              PIMCO; Director and President, StocksPLUS
                              Management, Inc.; Senior Vice President of PIMCO
                              Variable Insurance Trust; Vice President of PIMCO
                              Funds and PIMCO Commercial Mortgage Securities
                              Trust, Inc.

Trosky, Benjamin L.           Managing Director, PIMCO; Senior Vice President,
                              PIMCO Commercial Mortgage Securities Trust, Inc.


Weil, Richard M.              Managing Director, Chief Operating Officer and
                              Executive Committee Member, PIMCO


Wood, George H.               Executive Vice President, PIMCO

Wyman, Charles C.             Executive Vice President, PIMCO

Item 31: Location of Accounts and Records

      The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, Missouri 64105 and/or PFPC Inc.,
400 Bellevue Parkway, Wilmington, Delaware 19809.

Item 32: Management Services

      Not applicable.

Item 33: Undertakings

      1. Registrant undertakes to suspend the offering of its Common Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      2. Not applicable.

      3. Not applicable.

      4. Not applicable.

      5. The Registrant undertakes that:

            a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

            b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

      6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                     Notice

      A copy of the Amended and Restated Agreement and Declaration of Trust of PIMCO Corporate Opportunity Fund (the "Fund"), together with all amendments thereto, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Fund by any officer of the Fund as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Fund or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 10th day of January, 2003.

                                            PIMCO CORPORATE OPPORTUNITY FUND

                                            By:  /s/  Brian S. Shlissel
                                               -----------------------------
                                                   Brian S. Shlissel,
                                                   President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name                             Capacity                    Date
----                             --------                    ----

/s/ Brian S. Shlissel            President and Chief         January 10, 2003
----------------------------     Executive Officer
Brian S. Shlissel

/s/ Paul Belica*                 Trustee                     January 10, 2003
----------------------------
Paul Belica

/s/ Robert E. Connor*            Trustee                     January 10, 2003
----------------------------
Robert E. Connor

/s/ John J. Dalessandro II*      Trustee                     January 10, 2003
----------------------------
John J. Dalessandro II

/s/ Lawrence Altadonna           Treasurer and Principal     January 10, 2003
----------------------------     Financial and Accounting
Lawrence Altadonna               Officer

                                           *By:  /s/ Brian S. Shlissel
                                               -----------------------------
                                                  Brian S. Shlissel,
                                                  Attorney-In-Fact
                                                  Date: January 10, 2003

                               INDEX TO EXHIBITS

Exhibit    Exhibit Name
-------    ------------

s. Power of Attorney for each of Messrs. Belica, Connor, Dalessandro, Altadonna and Shlissel.